                                                                  EXHIBIT 10(y)






                      ------------------------------------

           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE


                                       and


                            FIRST UNION NATIONAL BANK
                                   as Trustee



                                 --------------

                                 TRUST INDENTURE

                                 --------------





                           Dated as of October 1, 1998


                                 --------------


                                   $7,500,000
           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE
                   TAX-EXEMPT VARIABLE RATE DEMAND/FIXED RATE
                             REFUNDING REVENUE BONDS
                       (CENTRAL CPVC CORPORATION PROJECT)
                                 SERIES OF 1998
                   -------------------------------------------


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                               TABLE OF CONTENTS*

                                                                          Page

                                    ARTICLE I

                DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS

Section 1.01.       Definitions..............................................4
Section 1.02.       Content of Certificates and Opinions....................17
Section 1.03.       Interpretation..........................................18

                                   ARTICLE II

                                    THE BONDS

Section 2.01.       Authorization of Bonds..................................18
Section 2.02.       Terms of Bonds: Interest on the Bonds...................19
Section 2.03.       Execution of Bonds......................................21
Section 2.04.       Authentication..........................................21
Section 2.05.       Form of Bonds...........................................22
Section 2.06.       Transfer of Bonds ......................................23
Section 2.07.       Exchange of Bonds.......................................23
Section 2.08.       Bond Register...........................................23
Section 2.09.       Temporary Bonds.........................................23
Section 2.10.       Bonds Mutilated, Lost, Destroyed or Stolen..............24
Section 2.11.       Cancellation and Destruction of Surrendered Bonds.......24
Section 2.12.       Acts of Bondholders; Evidence of Ownership..............24
Section 2.13.       Book-Entry Bonds; Securities Depository.................25

                                   ARTICLE III

                   ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

Section 3.01. Issuance of the Bonds.........................................26
Section 3.02. Validity of Bonds.............................................26
Section 3.03. Disposition of Proceeds of the Bonds and Other Amounts........26


*This Table of Contents is for convenience only, does not constitute a part of this Indenture and shall not be considered as having any bearing upon any interpretation of this Indenture.

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                                   ARTICLE IV

                       REDEMPTION OF BONDS BEFORE MATURITY

Section 4.01.       Extraordinary and Mandatory Redemption...................27
Section 4.02.       Optional Redemption......................................29
Section 4.03.       Notice of Redemption.....................................29
Section 4.04.       Interest on Bonds Called for Redemption..................30
Section 4.05.       Cancellation.............................................30
Section 4.06.       Partial Redemption of Bonds..............................30
Section 4.07.       Payment of Redemption Price with
                    Available Moneys; Consent of Letter of Credit Bank
                    to Optional Redemption...................................31

                                    ARTICLE V

               CONVERSION OF INTEREST RATE; DEMAND PURCHASE OPTION

Section 5.01.       Conversion of Interest Rate on Conversion Date...........31
Section 5.02.       Delivery of Bonds After Conversion Date .................33
Section 5.03.       Mandatory Purchase Upon Substitution of Letter of Credit.33
Section 5.04.       Demand Purchase Option...................................34
Section 5.05.       Funds for Purchase of Bonds..............................35
Section 5.06.       Delivery of Purchased Bonds..............................37
Section 5.07.       Sale of Bonds by Remarketing Agent.......................37
Section 5.08.       Delivery of Proceeds of Sale of
                    Purchased Bonds..........................................38
Section 5.09.       Duties of Trustee and Tender Agent with
                    Respect to Purchase of Bonds.............................38
Section 5.10.       No Purchases or Sales After Certain Defaults.............39

                                   ARTICLE VI

                               REVENUES AND FUNDS

Section 6.01.       Creation of the Bond Fund................................39
Section 6.02.       Payments into the Bond Fund..............................39
Section 6.03.       Use of Moneys in the Bond Fund...........................40
Section 6.04.       Custody of Separate Trust Fund...........................40
Section 6.05.       [Reserved]...............................................40
Section 6.06.       [Reserved]...............................................41
Section 6.07.       [Reserved]...............................................41

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Section 6.08.       [Reserved]...............................................41
Section 6.09.       Nonpresentment of Bonds..................................41
Section 6.10.       Moneys to be Held in Trust...............................42
Section 6.11.       Repayment to the Bank and the Company
                    from the Bond Fund.......................................42
Section 6.12.       Letter of Credit.........................................42
Section 6.13.       [Reserved]...............................................43
Section 6.14.       Investment of Moneys in Funds............................45

                                   ARTICLE VII

                              PARTICULAR COVENANTS

Section 7.01.       Punctual Payment.........................................45
Section 7.02.       Extension of Payment of Bonds............................46
Section 7.03.       Against Encumbrances.....................................46
Section 7.04.       Power to Issue Bonds and Make Pledge and Assignment......46
Section 7.05.       Accounting Records and Financial Statements..............46
Section 7.06.       Reserved.................................................47
Section 7.07.       Other Covenants..........................................47
Section 7.08.       Reserved.................................................47
Section 7.09.       Further Assurances.......................................47

                                  ARTICLE VIII

                  EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS

Section 8.01.       Events of Default........................................48
Section 8.02.       Acceleration.............................................49
Section 8.03.       Other Remedies...........................................50
Section 8.04.       Legal Proceedings by Trustee.............................51
Section 8.05.       Discontinuance of Proceedings by Trustee.................51
Section 8.06.       Bondholders May Direct Proceedings.......................51
Section 8.07.       Limitations on Actions by Bondholders....................52
Section 8.08.       Trustee May Enforce Rights Without
                    Possession of Bonds......................................52
Section 8.09.       Delays and Omissions Not to Impair Rights................52
Section 8.10.       Application of Moneys in Event of Default................52
Section 8.11.       Trustee and Bondholders Entitled to All
                    Remedies Under Act: Remedies Not Exclusive...............53
Section 8.12.       Trustee's Right to Receiver..............................53

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Section 8.13.       Subrogation Rights of Bank...............................53
Section 8.14.       Waiver of Default........................................54


                                   ARTICLE IX

                          THE TRUSTEE; THE TENDER AGENT
                            AND THE REMARKETING AGENT

Section 9.01.       Duties, Immunities and Liabilities of Trustee............54
Section 9.02.       Merger or Consolidation..................................55
Section 9.03.       Liability of Trustee.....................................56
Section 9.04.       Right of Trustee to Rely on Documents....................56
Section 9.05.       Preservation and Inspection of Documents.................57
Section 9.06.       Compensation.............................................57
Section 9.07.       The Tender Agent.........................................57
Section 9.08.       Qualifications of Tender Agent...........................58
Section 9.09.       Qualifications of Remarketing Agent;
                    Resignation; Removal.....................................58
Section 9.10.       Construction of Ambiguous Provisions.....................59

                                    ARTICLE X

                   MODIFICATION OR AMENDMENT OF THE INDENTURE

Section 10.01.      Amendments Permitted.....................................59
Section 10.02.      Effect of Supplemental Indenture.........................59
Section 10.03.      Trustee Authorized to Join in Amendments
                    and Supplements; Reliance on Counsel.....................60

                                   ARTICLE XI

                                   DEFEASANCE

Section 11.01.      Discharge of Indenture...................................60
Section 11.02.      Discharge of Liability on Bonds..........................61
Section 11.03.      Deposit of Money or Securities with Trustee..............61
Section 11.04.      Payment of Bonds After Discharge of Indenture............62

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.01.      Liability of Board Limited to Revenues..................62
Section 12.02.      Limitation of Liability of Directors,
                     Etc. of Board..........................................63
Section 12.03.      Covenant Not to Sue.....................................63
Section 12.04.      Successor Is Deemed Included in All
                    References to Predecessor...............................63
Section 12.05.      Limitation of Rights to Parties, Bank,
                    Company and Bondholders.................................63
Section 12.06.      Waiver of Notice........................................64
Section 12.07.      Severability of Invalid Provisions......................64
Section 12.08.      Notices.................................................64
Section 12.09.      Evidence of Rights of Bondholders.......................65
Section 12.10.      Disqualified Bonds......................................66
Section 12.11.      Money Held for Particular Bonds.........................66
Section 12.12.      Funds...................................................66
Section 12.13.      Payments Due on Days other than Business Days...........67
Section 12.14.      Execution in Several Counterparts.......................67
Section 12.15.      Notices to Rating Agency................................67
Section 12.16.      Continuing Disclosure...................................67

Exhibit "A" - Floating Rate Form of Bond...................................A-1
Exhibit "B" - Fixed Rate Form of Bond......................................B-1

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         This TRUST INDENTURE, made and entered into as of October 1, 1998, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE, a public corporation organized under the laws of the State (the "Board") and FIRST UNION NATIONAL BANK, a national banking association, as trustee (the "Trustee") and tender agent (the "Tender Agent");

                              W I T N E S S E T H:

         (Capitalized terms not otherwise defined shall have the meanings ascribed to them in Section 1.01 of this Indenture.)

         WHEREAS, proceeds of the Bonds are being issued to refund the outstanding principal amount of the Board's Industrial Development Revenue Bonds (Central CPVC Corporation Project) Series 1997 Bonds dated December 1, 1997 (the "Series 1997 Bonds"). The Series 1997 Bonds were issued in the principal amount of $7,500,000 and are now outstanding in the same amount. The Series 1997 Bonds were issued to finance the costs of acquiring, constructing and equipping a certain manufacturing facility (the "Project") that was leased to Central CPVC Corporation (the "Company") by the Board pursuant to a Lease Agreement dated as of December 1, 1997 (the "1997 Lease Agreement"); and

         WHEREAS, when the Bonds are issued, the Series 1997 Bonds will be immediately paid and retired and the 1997 Lease Agreement will be amended and restated. The Board continues to own the Project and will lease the Project to the Company pursuant to an Amended and Restated Lease Agreement dated as of October 1, 1998, which amends and restates the 1997 Lease Agreement; and

         WHEREAS, pursuant to the Amended and Restated Lease Agreement dated as of October 1, 1998 (the "Agreement") the Company will agree to make lease payments to the Trustee on behalf of the Board at times and in amounts sufficient to pay debt service on the Bonds and to pay the purchase price of Bonds tendered for purchase pursuant to the optional or mandatory tender provisions of this Indenture; and

         WHEREAS, the Board has determined to assign, transfer and pledge unto the Trustee; as trustee under this Indenture, all right, title and interest of the Board (except for certain reserved rights described herein) in and to the Agreement and sums payable thereunder; and

         WHEREAS, the Company will cause Congress Financial Corporation (the "Bank") to arrange for First Union National Bank (the "Letter of Credit Bank") to issue an irrevocable letter of credit in favor of the Trustee to provide for payment of debt service on the Bonds and to pay the purchase price of Bonds tendered for purchase pursuant to the optional or mandatory tender provisions of the Indenture. The initial letter of credit to be delivered to the Trustee and any substitute letter of credit delivered pursuant to the Indenture are referred to as the "Letter of Credit"; and

         WHEREAS, the Bank has agreed to guarantee to the Letter of Credit Bank the performance by the Company of its obligations to the Letter of Credit Bank; and

         WHEREAS, the Bank will arrange for the initial Letter of Credit pursuant to the Loan and Security Agreement by and among Congress Financial Corporation, as Lender, and Central Sprinkler Company, Central Castings Corporation, Central CPVC Corporation, as Borrowers, and Central Sprinkler Corporation and Central Sprinkler Export Corporation, as Guarantors, dated September 18, 1998 (the "Loan Agreement") between the Bank and the Company whereby the Company has agreed to, among other things, reimburse the Bank for any payments to the Letter of Credit Bank to reimburse the Letter of Credit Bank for draws made by the Trustee on the Letter of Credit and for other costs, expenses and charges, as specified in the Loan Agreement; and

         WHEREAS, as security for the Company's obligations under the Loan Agreement, the Company has executed a Fee and Leasehold Mortgage with Security Agreement and Assignment of Leases and Rents dated September 18, 1998 (together with all amendments, modifications and restatements thereof, the "Bank Mortgage") in favor of the Bank, whereby the Bank has a mortgage on and security interest in the Project, the leasehold interest of the Company, and certain other collateral; and

         WHEREAS, the Bonds will be further secured by the unconditional guaranty of payment of principal of and interest on the Bonds by Central CPVC Corporation, an Alabama corporation; and

         WHEREAS, the Bonds are the limited obligations of the Lessor payable solely out of (a) payments made pursuant to the Lease Agreement and the Bond Guaranty, and (b) money received from a draw on the Letter of Credit. The Trustee will not have a mortgage on or security interest in the Project. The Bank Mortgage is for the sole benefit of the Bank; and

         WHEREAS, the Bonds never shall constitute the debt or indebtedness of the City of Huntsville (the "City") or the State of Alabama (the "State"), within the meaning of any provision or limitation of the constitution or statutes of Alabama, and shall not constitute or give rise to a pecuniary liability of the Lessor, its members or the City or the State or a charge against its or their general credit or the taxing powers of the City or the State; and

         WHEREAS, execution and delivery of this Indenture and the issuance of the Bonds hereunder and under the Act have been duly and validly authorized by resolution of the Board of the Board duly adopted prior to such execution and delivery,

         NOW, THEREFORE, in consideration of the premises and of the covenants hereinafter set forth, the parties hereto do hereby covenant, agree and bind themselves as follows, to-wit:

                         GRANTING CLAUSES AND AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Board under this Indenture by those who shall own the same from time to time, and of the sum of one dollar, lawful money of the United States, duly paid to the Board by the Trustee at or before the execution and delivery of this Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all persons who shall from time to time be or become owners thereof; and in order to secure the payment of the principal of and premium (if any) and interest on, and purchase price of, the Bonds according to their tenor and effect and the performance and observance by the Board of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Board's obligations, the Board does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in the trust forever (and to the extent provided in Section 8.13 hereof, the Bank as is hereinafter defined), and grants to the Trustee and to its successors in the trust (and to the extent provided in Section 8.13 hereof, the Bank as is hereinafter defined), a security interest in all of the following:

                              GRANTING CLAUSE FIRST

         All right, title and interest of the Board in and to the Agreement and the security granted thereunder and under the Collateral Documents and the other Bond Documents, including, but not limited to: (i) the obligation of the Company under Article III of the Agreement to make payments at such times and in such amounts as are necessary to pay the principal of, interest and redemption premium, if any, on the Bonds; (ii) the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Agreement, the Collateral Documents and the other Bond Documents;
(iii) the right to bring actions and proceedings thereunder or for the enforcement thereof; and (iv) the right to do any and all things which the Board is or may become entitled to do under the Agreement, the Collateral Documents and the other Bond Documents.

                             GRANTING CLAUSE SECOND

         All right, title and interest of the Board in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture.

                              GRANTING CLAUSE THIRD

         Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Board or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         EXPRESSLY RESERVING, however, to the Board:

         (a) any rights to release and indemnification of the Board contained in the Agreement or any other agreement or instrument delivered by any party in connection with the issuance and sale of the Bonds;

         (b) the right to exercise its rights provided for in Sections 3.10, 4.03(c), 4.04, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.17, 4.18, 8.02,
8.05, 8.07 and 8.08 of the Agreement; and

         (c) the concurrent right to receive any and all reports, surveys, certificates and evidences of performance which the Company may be required to furnish pursuant to the terms of the Agreement and the right to exercise any rights of inspection granted to it pursuant to the terms of the Agreement.


         TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be (i) to the Trustee and its successors in trust forever, and (ii) to the Bank, to the extent provided in Section 8.13 hereof.

         IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth: (a) for the equal benefit, protection and security of the Owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture; (b) for securing the observance and performance of the Board's obligations and of all others of the conditions, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared; and (c) for the benefit of the Bank.

         PROVIDED, HOWEVER, that if the Board, its successors or assigns, well and truly pays, or causes to be paid, the principal of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon, and the purchase price thereof, at the times and in the manner mentioned in the Bonds and as provided herein, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under
Article VI hereof, or shall provide, as permitted hereby, for payment thereof in accordance with Article XI hereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and all other of the Board's obligations to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments or deposits as provided in Article XI hereof, and upon the termination of the Agreement, the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Bank; provided, that if the Trustee shall have received written evidence from the Bank that all obligations of the Company under the Loan Agreement have been satisfied and that the Loan Agreement has been terminated, or if no Bank shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Company; and the Trustee shall execute and deliver to the Board, the Bank and the Company; as appropriate, such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate. Upon the Trustee's assignment, transfer and turning over to the Bank or the Company, as appropriate, of the Trust Estate pursuant to the provisions of this Indenture, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.

         AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Board has agreed and covenanted and intending to be legally bound does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof as follows:

                                    ARTICLE I

                DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS


         Section 1.01. Definitions. Unless the context otherwise requires, the terms and phrases defined in this Section shall, for all purposes of the recitals hereto, this Indenture and of any indenture supplemental hereto and of any certificate, opinion or other document herein mentioned, have the meanings herein specified, to be equally applicable to both the singular and plural forms of any of the terms herein defined. Unless otherwise defined in this Indenture, all terms used herein shall have the meanings assigned to such terms in the Act.

         "Accountant" means any firm of independent certified public accountants (not an individual) selected by the Company and acceptable to the Bank.

         "Act" means Act No. 648 adopted at the 1949 Regular Session of the Legislature of the State of Alabama, approved September 19, 1949, as amended (said Act being codified as Section 11-54-80, et seq., Code of Alabama, 1975).

         "Additional Payments" means any payments required to be made by the Company pursuant to the Agreement which are not required to be: (i) applied to the payment of scheduled debt service on the Bonds; or (ii) reimbursed to the Letter of Credit Bank or the Bank for monies drawn on the Letter of Credit to pay debt service on the Bonds.

         "Administrative Expenses" means those expenses of the Board and the Bank which are properly chargeable to the Company on account of the Bonds and the Bond Documents as administrative expenses under Generally Accepted Accounting Principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee, the Tender Agent, the Board, the Letter of Credit Bank, the Bank and the Placement Agent; and (b) fees and expenses of the Board's, the Letter of Credit Bank's, the Bank's, the Trustee's, the Tender Agent's and the Placement Agent's professional advisors reasonably necessary and fairly attributable to the Project Facilities, including without limiting the generality of the foregoing, fees and reasonable expenses of the Board's, the Trustee's, the Bank's and the Placement Agent's counsel.

         "Agreement" means the Amended and Restated Lease Agreement, dated as of October 1, 1998, between the Board and the Company, together with all supplements thereto.

         "Authorized Representative" means with respect to the Company, any person designated as an Authorized Representative of the Company by a Certificate of the Company executed by the Company and filed with the Trustee.

         "Available Moneys" means: (i) moneys derived from drawings under the Letter of Credit; (ii) moneys held by the Trustee in funds and accounts established under this Indenture for a period of at least one hundred twenty-four (124) days and not commingled with any moneys so held for less than said one hundred twenty-four (124) day period and during and prior to which period, no petition in bankruptcy was filed by or against the Company, any partner of the Company, or the Board under the Bankruptcy Code or any applicable state bankruptcy or insolvency law, unless such petition was dismissed and all applicable appeal periods have expired without an appeal having been filed;
(iii) investment income derived from the investment of moneys described in clauses (i) or (ii) above; or (iv) any other moneys, if the Trustee and the Letter of Credit Bank have received an opinion of nationally recognized counsel acceptable to Moody's experienced in bankruptcy matters to the effect that payment of the principal or purchase price of or interest on the Bonds with such moneys would not, in the event of bankruptcy of the Company, the Board, any affiliate of the Company or other payor, constitute a voidable preference under the Bankruptcy Code or any applicable state bankruptcy or insolvency law.

         "Bank" means Congress Financial Corporation, whose principal office is located in the City of New York, New York County, New York, and its successors and/or assigns; provided, however, that if the Loan Agreement is no longer in place, "Bank" and "Letter of Credit Bank" shall mean the provider of the Letter of Credit or of the Substitute Letter of Credit.

         "Bankruptcy Code" means the federal Bankruptcy Code, 11 U.S.C. ss.101 et seq., as amended and supplemented from time to time.

         "Board" means The Industrial Development Board of the City of Huntsville created pursuant to, and as defined in, the Act, and its successors.

         "Bond Documents" means any or all of the Agreement, this Indenture, the Tender Agent Agreement, the Remarketing Agreement and all documents, certificates and instruments executed in connection therewith.

         "Bond Fund" means the fund created in Section 6.01 hereof.

         "Bond Registrar" means any bank, national banking association or trust company designated as registrar for the Bonds, and its successor appointed under the Indenture.

         "Bonds" means the $7,500,000 original aggregate principal amount of the Board's Tax-Exempt Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (Central CPVC Corporation Project) Series of 1998 authorized to be issued under this Indenture.

         "Bond Year" means each one year period (or shorter period from date of issue) that ends at the close of business on a day in the calendar year selected by the Company.

         "Business Day" means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday or any day on which banking institutions in the State of New York, the State, the City of New York, or the city in which the principal office of the Trustee, the Tender Agent or the Letter of Credit Bank are authorized to remain closed; or (iii) a day on which the New York Stock Exchange is closed.

         "Cede & Co." means Cede & Co., as nominee of The Depository Trust Company, New York, New York.

         "Certificate," "Statement," "Request," and "Order" means: (a) with respect to the Board, a written certificate, statement, request or order executed in the name of the Board by its Chairman or Vice Chairman or such other person as may be designated and authorized to sign for the Board; or (b) with respect to the Company a written certificate, statement, request, or order executed by an Authorized Representative of the Company. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument. If and to the extent required by Section 1.02 hereof, each such instrument shall include the statements provided for in such Section 1.02.

         "Certified Resolution of the Board" means a copy of a resolution of the Board of Directors of the Board certified by the Secretary or an Assistant Secretary of the Board, or other officer serving in a similar capacity, under its corporate seal, to have been duly adopted by the Board of Directors of the Board and to be in full force and effect on the date of such certification.

         "Clearing Fund" means the fund created pursuant to Section 3.03 hereof.

         "Closing Date" means October 29, 1998 or such other date which shall be the date of the execution and delivery of the Agreement and the other Bond Documents and the issuance and delivery of the Bonds.

         "Code" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

         "Collateral" means all of the rights and assets of the Company or any other Person in which the Board or the Trustee is now or hereafter granted a lien or security interest in order to secure the performance of (i) the Company's obligations under the Agreement or any of the Collateral Documents or
(ii) the obligations of the Board hereunder or under the Bonds.

         "Collateral Documents" means all documents executed and delivered or to be executed and delivered and under which the Board or the Trustee is granted a lien or security interest in any of the rights and assets of the Company or any other Person in order to secure the performance of the Company's obligations under the Agreement or any other Bond Documents or the obligations of the Board hereunder or under the Bonds.

         "Company" means Central CPVC Corporation, a State corporation.

         "Conversion Date" means the Optional Conversion Date.

         "Conversion Option" means the option granted to the Company in Section
5.01 hereof pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date.

         "Counsel" means an attorney-at-law or law firm (who may be counsel for the Company or for the Board) satisfactory to the Trustee.

         "Debt Service Requirements," with reference to a specified period means, with respect to Bonds:

                    (a) amounts required to be paid into any mandatory sinking fund account during the period; and

                    (b) amounts needed to pay the principal of such indebtedness maturing during the period and not to be redeemed prior to maturity from amounts on deposit in any sinking fund or redemption, retirement or similar fund or account; and

                    (c) interest payable on the subject indebtedness during the period, excluding capitalized interest and amounts on deposit with the Trustee which are available under the Indenture to pay interest with respect to such indebtedness.

         "Demand Purchase Notice" means a notice delivered pursuant to paragraph
(i) of Section 5.04 hereof.

         "Demand Purchase Option" means the option granted to Owners of Bonds to require that Bonds be purchased prior to the Conversion Date pursuant to Section
5.04 hereof.

         "Determination Date" means with respect to any Floating Rate Bonds, each Wednesday or if such Wednesday is not a Business Day, the next succeeding Business Day.

         "Determination of Taxability" means, with respect to any Bond, the first to occur of the following events: (i) the date on which the Company determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents that disclose that such an Event of Taxability has occurred; (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred; (iii) the date on which the Trustee or the Company is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred; (iv) the date the Trustee shall have received written notice from any owner of the Bonds that such owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred; provided, however, that
(x) no Determination of Taxability described above shall be deemed to have occurred unless the Trustee shall have received a written opinion of nationally recognized bond counsel satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, and in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (y) no Determination of Taxability described above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or canceled.

         "Event of Default" means any of the events specified in Section 8.01 of this Indenture.

         "Event of Taxability" means, with respect to any Bond, a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstances (including without limitation the fact that any representations or warranties of the Company or the Board made in connection with the issuance of any Bond is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Code other than by reason that such interest:
(i) is includable in the gross income of an owner or former owner of any Bond while such owner or former owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project Facilities (as such terms are used in Section 147(a)(1) of the Code); or (ii) is deemed an item of tax preference, including without limitation an item subject to any alternative minimum tax.

         "Fiscal Year" means the period of twelve (12) consecutive months beginning January 1 of each year, or such other period of twelve consecutive months established by the Company as its new Fiscal Year.

         "Fixed Rate" means the interest rate in effect on any Bonds from and after the Conversion Date, as said rate is determined in accordance with Section 2.02(D) hereof.

         "Fixed Rate Bonds" means any Bonds which are converted to a Fixed Rate in accordance with the provisions of this Indenture.

         "Fixed Rate Period" means, with respect to any Bonds, a period during which interest on such Bonds accrues at a Fixed Rate.

         "Floating Rate" means a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent, to sell the Bonds at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon; said interest rate to be in effect on the Bonds from the date of issuance of the Bonds until (but not including) the Conversion Date, as said rate is determined in accordance with Section 2.02(C) hereof.

         "Floating Rate Bonds" means any Bonds which bear interest at the Floating Rate.

         "Generally Accepted Accounting Principles" means those accounting principles applicable in the preparation of financial statements of business institutions or industrial development authorities, as appropriate, as promulgated by the Financial Accounting Standards Board or such other body recognized as authoritative by the American Institute of Certified Public Accountants or any successor body.

         "Government Obligations" means direct obligations of (including obligations issued or held in book entry form) or obligations the principal of and interest on which are unconditionally guaranteed as to full and timely payment by the United States.

         "Holder," "Owner", "Registered Owner" or "Bondholders" whenever used herein with respect to a Bond, means the person in whose name such Bond is registered on the registration books maintained by the Trustee.

         "Indenture" means this Trust Indenture, dated as of October 1, 1998, between the Board and the Trustee, as originally executed or as it may, from time to time, be supplemented, modified or amended by any Supplemental Indenture.

         "Interest Payment Date" means prior to the Conversion Date, the first day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing December 1, 1998 and from and after the Conversion Date, July 1 and January 1 of each year, commencing on the July 1 or January 1 next following the Conversion Date.

         "Investment Securities" means any of the following which at the time are legal investments under the laws of the State for moneys held hereunder:

                    (i)       Government Obligations;

                    (ii) bonds, debentures, notes or other evidences of indebtedness issued by any agency or other governmental or government-sponsored agencies which may be hereafter created by the United States, provided, however, that the full and timely payment of the securities issued by each such agency or government-sponsored agency is secured by the full faith and credit of the United States;

                    (iii) certificates of deposit of, or time deposits in, any bank (including the Trustee) or savings and loan association having securities rated, at the time of purchase or acquisition, in one of the three highest Rating Categories (without regard to modifiers) of Moody's or S&P;

                    (iv) certificates which evidence ownership of the right to the payment of the principal of and interest on obligations described in clauses
(i) and (ii) of this definition, provided that such obligations are held in the custody of a bank or trust company in a special account separate from the general assets of such custodian;

                    (v) obligations which, at the time of purchase or acquisition, are rated in one of the two highest Rating Categories (without regard to modifiers) of Moody's and the interest on which is not includable in gross income for federal income tax purposes and the timely payment of the principal of and interest on which is fully provided for by the deposit in trust or escrow of cash or obligations described in clauses (i) or (ii) of this definition;

                    (vi) guaranteed investment contracts or other similar financial instruments with a commercial bank, insurance company or other financial institution whose long term debt obligations are rated, at the time of purchase or acquisition, in one of the two highest Rating Categories (without regard to modifiers) by Moody's;

                    (vii) mutual funds invested primarily in obligations described in clauses (i) and (ii) of this definition, and rated, at the time of purchase, in one of the two highest rating categories (without regard to modifiers) by Moody's, including, if such fund meets the criteria described in this clause (vii), mutual funds managed by the Trustee or an affiliate thereof;

                    (viii)    any investment approved in writing by the Bank;

                    (ix) repurchase agreements issued by financial institutions:
(i) insured by the Federal Deposit Insurance Corporation; or (ii) whose senior debt obligations at the time of purchase are rated, at the time of purchase or acquisition, in any of the three highest Rating Categories (without regard to modifiers) by Moody's; provided, such repurchase agreements are subject to perfected security interests in the Investment Securities of the kind specified in paragraphs (i) or (ii) above, which have a fair market value, exclusive of accrued interest, at least equal to the amount invested in the repurchase agreement; and provided further: (1) the Trustee has possession of the securities; (2) the Trustee has a perfected first security interest in the securities; (3) the securities are free and clear of any third-party liens; and
(4) failure to maintain the requisite securities percentage will require the Trustee to liquidate the securities in accordance with the terms of the repurchase agreement; and

                    (x) any other security or obligation constituting a permitted investment under the Act, provided that the Bank consents to the investment of funds in such security or obligation.

         "Issue Date" means the date on which the Trustee authenticates the Bonds and on which the Bonds are delivered to the purchasers thereof upon original issuance.

         "Letter of Credit" means the Irrevocable Direct Pay Letter of Credit issued by the Letter of Credit Bank which was arranged by the Bank pursuant to the provisions of the Loan Agreement, or, in the event of delivery of a Substitute Letter of Credit, such Substitute Letter of Credit.

         "Letter of Credit Bank" means First Union National Bank, as issuer of the Letter of Credit, and its lawful successors and assigns, and to the extent applicable, the issuer of any Substitute Letter of Credit. (The Company caused the Bank to arrange for First Union National Bank to issue an irrevocable letter of credit in favor of the Trustee to provide for payment of debt service on the Bonds and to pay the purchase price of Bonds tendered for purchase pursuant to the optional or mandatory tender provisions of the Indenture.)

         "Letter of Credit Termination Date" means the later of: (i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms; or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.

         "Loan Agreement" means the Loan and Security Agreement by and among Congress Financial Corporation, as Lender, and Central Sprinkler Company, Central Castings Corporation, Central CPVC Corporation, as Borrowers, and Central Sprinkler Corporation and Central Sprinkler Export Corporation, as Guarantors, dated September 18, 1998, and any other similar agreement entered into in connection with the issuance of any Substitute Letter of Credit and any and all modifications, alterations, amendments, supplements thereto, and restatements thereof.

         "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Board, with the approval of the Company.

         "Net Proceeds," when used with respect to any insurance proceeds or any condemnation award, means the amount remaining after deducting all expenses (including attorneys' fees and disbursements) incurred in the collection of such proceeds or award from the gross proceeds thereof.

         "Obligation Termination Date" means the date on which the Bank delivers to the Trustee a certificate to the effect that all obligations owing to the Bank under the Loan Agreement have been paid in full.

         "Officers' Certificate" means with respect to the Board, a certificate, duly executed by the Chairman or Vice Chairman, Secretary or Assistant Secretary, Treasurer or Assistant Treasurer of the Board, under the corporate seal of the Board; or with respect to the Company, a certificate duly executed by an Authorized Representative.

         "Opinion of Counsel" means a written opinion of counsel (who may be counsel for the Board) selected by the Board and acceptable to the Trustee. If and to the extent required by the provisions of Section 1.02 hereof, each Opinion of Counsel shall include in substance the statements provided for in such Section 1.02.

         "Optional Conversion Date" means that date on or after December 1, 1998, which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option in accordance with the terms of this Indenture.

         "Outstanding," when used as of any particular time with reference to Bonds, means (subject to the provisions of Section 12.10) all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture, except: (1) Bonds theretofore canceled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which all liability of the Board shall have been discharged in accordance with Section 11.02, including Bonds (or portions of Bonds) referred to in Section 12.10; and (3) Bonds for the transfer or exchange of or in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture.

         "Participants" means those financial institutions for whom the Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository, as such listing of Participants exists at the time of such reference.

         "Permitted Encumbrances" means any liens or encumbrances permitted under the Loan Agreement or otherwise permitted by the Bank.

         "Person" means an individual, corporation, firm, association, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

         "Placement Agent" means First Union Capital Markets, a Division of Wheat First Securities, Inc.


         "Pledge Agreement" means: (i) the Pledge and Security Agreement, dated as of October 1, 1998, between the Company and the Bank, and any amendments or supplements thereto; and (ii) any pledge and security agreement made by the Company and the Substitute Bank for the benefit of any Substitute Bank, and any amendments or supplements thereto.

         "Pledged Bonds" means any Bonds which shall, at the time of determination thereof, be held in pledge for the benefit of the Bank by the Pledged Bonds Custodian pursuant to the Pledge Agreement.

         "Pledged Bonds Custodian" means that banking entity which serves as the custodian for the Pledged Bonds under the terms and conditions of the Pledge Agreement. The initial Pledged Bonds Custodian shall be the Tender Agent.

         "Premises" shall mean that certain parcel of real property located at 3425 Stanwood Blvd., N.E., Huntsville, Alabama 35811.

         "Principal Corporate Trust Office" means the principal corporate trust office of the Trustee, which at the date of the execution of the Indenture is located at 123 South Broad Street, Philadelphia, Pennsylvania 19109, Attention:
Corporation Trust Administration.

         "Project" means the building, the machinery and equipment to be used in the manufacturing of CPVC pipe and fittings for the fire protection industry to be located at the Premises.

         "Project Facilities" shall mean all of the Company's right, title and interest in and to the Premises, together with all the right, title and interest of the Company in and to all buildings, improvements, and appurtenant facilities located on the Premises.

         "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Sections 5.01, 5.03 or 5.04 hereof, plus accrued and unpaid interest thereon to the date of purchase.

         "Rating Agency" means Moody's when the Bonds are rated by Moody's and S&P when the Bonds are rated by S&P. The Bonds will not be rated as of the date of issuance and there are no plans to have the Bonds rated.

         "Rating Category" means one of the general rating categories of Moody's or S&P, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

         "Record Date" means, prior to the Conversion Date, that day which is the seventh calendar day next preceding any Interest Payment Date and thereafter, that date which is the fifteenth calendar day next preceding any Interest Payment Date.

         "Remarketing Agent" means (singly or collectively, as the case may be) the remarketing agent(s) appointed by the Company and accepted and consented to in writing by the Board and the Trustee and at the time serving as such under the Remarketing Agreement.

         "Remarketing Agreement" means the Remarketing Agreement, dated October 29, 1998, by and between the Company and First Union Capital Markets, a division of Wheat First Securities, Inc., as the remarketing agent, and accepted and consented in writing to by the Board and the Trustee.

         "Replacement Bonds" means Bonds issued to the beneficial owners of the Bonds in accordance with Section 2.13 hereof.

         "Revenues" means all amounts received by the Board or the Trustee for the account of the Board pursuant or with respect to the Agreement or the Letter of Credit, including, without limiting the generality of the foregoing, payments under the Agreement (including both timely and delinquent payments and any late charges, and whether paid from any source), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or if: (i) the then-Securities Depository resigns from its functions as depository of the Bonds; or (ii) the Board discontinues use of the then-Securities Depository pursuant to Section 2.13, any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Bonds and which is selected by the Board with the consent of the Company.

         "Securities Depository Nominee" means, as to any Securities Depository, such Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the registration books maintained by the Trustee the Bond certificates to be delivered to and immobilized at such Securities Depository during the continuation with such Securities Depository of participation in its book-entry system.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "S&P" means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Board, with the approval of the Company.

         "State" means the State of Alabama.

         "Substitute Bank" means a commercial bank, savings and loan association or savings bank or other financial institution which has issued a Substitute Letter of Credit.

         "Substitute Letter of Credit" means a letter of credit delivered to the Trustee in accordance with Section 4.07 of the Agreement: (i) issued by the Letter of Credit Bank or a Substitute Bank, the short term unsecured debt of which shall then have been assigned a rating by Moody's of "P-1" or the equivalent rating assigned by S&P, or the long term senior subordinated debt of which shall then have been assigned a rating of "Aa3" or higher by Moody's or the equivalent rating assigned by S&P; (ii) replacing any existing Letter of Credit; (iii) dated no later than the date of the expiration or replacement date of the Letter of Credit for which the same is to be substituted; (iv) which shall expire on a date which is 15 days after an Interest Payment Date for the Bonds; (v) having a term of at least one year; and (vi) issued on substantially identical terms and conditions as the then existing Letter of Credit, except that the stated amount of the Substitute Letter of Credit shall equal the sum of: (A) the aggregate principal amount of Bonds at the time Outstanding, plus
(B) an amount equal to (i) prior to the Conversion Date, forty-six (46) days' interest or such other number of days as shall be required by the Rating Agency (computed at a rate of 15% per annum) on all Bonds at the time Outstanding and
(ii) from and after the Conversion Date, two hundred (200) days' interest or such other number of days as shall be required by the Rating Agency (computed at the fixed rate on all Bonds at the time outstanding).

         "Substitution Date" shall mean the date the Company delivers a Substitute Letter of Credit to the Trustee in accordance with the terms and conditions of Section 4.3 of the Agreement.

         "Supplemental Indenture" means any indenture hereafter duly authorized and entered into between the Board and the Trustee, supplementing, modifying or amending this Indenture, but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

         "Tender Agent" means First Union National Bank, a national banking association, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party or Tender Agent hereunder and under the Tender Agent Agreement. "Delivery Office" and "Principal Office" of the Tender Agent means 3C3 1525 West W.T. Harris Boulevard, Charlotte, NC 28288, Attention: Corporate Trust Operations or such other address as may be designated in writing to the Board, the Trustee, the Remarketing Agent and the Company.

         "Tender Agent Agreement" means the Tender Agent Agreement, dated as of October 1, 1998, between the Company, the Trustee and the Tender Agent and any amendments and supplements thereto.

         "Trust Estate" means all property rights and interests transferred, assigned, or otherwise pledged to the Trustee and the Bank pursuant to the Granting Clauses hereof.

         "Trustee" means First Union National Bank, a national banking association and its successor and any entity resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         "United States" means the United States of America.

         "Unremarketed Bonds" means Bonds which have been purchased pursuant to Sections 5.01, 5.03 or 5.04 hereof but which have not been remarketed.

         "Weekly Period" shall mean, while the Bonds bear interest at the Floating Rate, the weekly period that begins on and includes Wednesday of each calendar week and ends at the close of business on Tuesday of the next succeeding week.

         Section 1.02. Content of Certificates and Opinions. The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Indenture with respect to compliance with any provision hereof shall include: (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that in the opinion of such person, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion with respect to the subject matter referred to in the instrument to which his signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such person, such provision has been complied with.

         Any such certificate or opinion made or given by an officer of the Board or the Company may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by counsel or an accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by counsel or an accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Board or the Company, as the case may be) upon a certificate or opinion of or representation by an officer of the Board or the Company, unless such counsel or accountant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such person's certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Board or the Company, or the same counsel or accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, counsel or accountants may certify to different matters, respectively.

         Section 1.03. Interpretation.

                    (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

                    (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

                    (c) All references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof.

                    (d) Whenever in this Indenture it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when: (i) the Letter of Credit is in effect; or (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Holder of any Bonds.


                                   ARTICLE II

                                    THE BONDS


         Section 2.01. Authorization of Bonds. The Bonds shall be issued hereunder in order to obtain moneys to finance the Project for the benefit of the Board and the Company. The Bonds are designated as "$7,500,000 The Industrial Development Board of the City of Huntsville Tax-Exempt Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (Central CPVC Corporation Project), Series of 1998." The aggregate principal amount of Bonds which may be issued and Outstanding under this Indenture shall not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000). No additional bonds may be issued under this Indenture. This Indenture constitutes a continuing agreement by the Board for the benefit of the Holders from time to time of the Bonds to secure the full payment of the principal of and interest on all such Bonds subject to the covenants, provisions and conditions herein contained.

         Section 2.02. Terms of Bonds; Interest on the Bonds.

                    (A) The Bonds shall be issued in fully registered form. Prior to the Conversion Date: (i) such Bonds shall be Outstanding in denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date: (x) such Bonds shall be Outstanding in denominations of $5,000 or any integral multiple of $5,000; and
(y) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $5,000 or any integral multiple of $5,000 in excess thereof. The Bonds shall be dated as of the date of delivery and shall mature, subject to prior redemption, as provided herein. Unless the Board shall otherwise direct, prior to the Conversion Date the Bonds shall be lettered "VR" and shall be numbered consecutively from 1 upward, and after the Conversion Date the Bonds shall be lettered "FR" and shall be numbered consecutively from 1 upward.

                    (B) Each Bond shall be dated the Issue Date and shall bear interest, payable: (i) prior to the Conversion Date, on the first day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day commencing December 1, 1998; (ii) on the Conversion Date; and (iii) from and after the Conversion Date, on July 1 and January 1 of each year, commencing on the July 1 or January 1 next following the Conversion Date, in each case from the Interest Payment Date next preceding the date of authentication thereof to which interest has been paid or duly provided for, unless the date of authentication thereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication thereof, or unless no interest has been paid or duly provided for on the Bonds, in which case from the Issue Date, until payment of the principal thereof has been made or duly provided for. Notwithstanding the foregoing, any Bond authenticated after any Record Date and before the following Interest Payment Date shall bear interest from such Interest Payment Date, provided, however, that if the Board shall default in the payment of interest due on such Interest Payment Date, then such Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Issue Date.

                    The Bonds shall mature on January 1, 2013.

                    (C) (i) From the Issue Date to the Conversion Date, the Bonds shall bear interest at the Floating Rate. The Floating Rate shall be determined by the Remarketing Agent by 9:30 a.m. on each Determination Date and shall be effective on such Determination Date for the immediately following Weekly Period. If the Determination Date is, for example, a Thursday, the Weekly Period starts the preceding Wednesday.

                              (ii)  The  Remarketing   Agent  shall  advise  the
Company and the Trustee of the Floating Rate by telephone
(confirmed by telecopy to the Trustee) at or before the close of business on each Determination Date. Upon request of any Bondholder, the Remarketing Agent shall notify such Bondholder of the Floating Rate then borne by the Bonds.

                              (iii) If for any reason the interest rate on a
Bond for any Weekly Period is not determined by the Remarketing Agent pursuant to (C)(i) above, or a court holds that the Floating Rate set as provided pursuant to (C)(i) above is invalid or unenforceable, the Floating Rate for such Bonds shall be for the first such Weekly Period that a Floating Rate is not determined by the Remarketing Agent or has been determined invalid or unenforceable, a rate per annum equal to the Floating Rate established by the Remarketing Agent pursuant to (C)(i) on the immediately preceding Determination Date and on each Determination Date thereafter, shall be a rate per annum equal to 85% of the interest rate per annum for 30 day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date.

                              (iv) The determination of the Floating Rate by the
Remarketing Agent shall be conclusive and binding upon the Board, the Trustee, the Letter of Credit Bank, the Letter of Credit Bank, the Bank, the Company, the Remarketing Agent, the Tender Agent and the Owners of the Bonds.

                    Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed 15% per annum.

                    (D) The Bonds shall bear interest at the Fixed Rate from and after the Conversion Date until the maturity of the Bonds. The Fixed Rate shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments from purchasers on or prior to the 5th Business Day preceding the Conversion Date to purchase all the Outstanding Bonds on the Conversion Date at a price of par.

                    (E) Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365/366-day year, for the actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months. The principal of and premium, if any, on the Bonds shall be payable in lawful money of the United States at the Principal Corporate Trust Office of the Trustee, or of its successor in trust. The Purchase Price of the Bonds shall be payable in lawful money of the United States by the Tender Agent to the Owner of Bonds entitled to receive such Purchase Price.

                    Interest on the Bonds shall be payable on each Interest Payment Date to the persons in whose name the Bonds are registered at the close of business on the Record Date for the respective Interest Payment Date. Interest shall be paid by check mailed to each Owner at the addresses shown on the registration books maintained by the Trustee, provided that such interest shall be paid by wire transfer to: (i) the Bank; and (ii) any Holder of at least $1,000,000 in aggregate principal amount of Bonds, if the Holder makes a written request of the Trustee at least 15 days before a Record Date specifying the account address and wiring instructions. Such a request may provide that it will remain in effect for subsequent interest payments until changed or revoked by written notice to the Trustee or upon the transfer or re-registration of the Bond.

                    The principal of the Bonds shall be payable in lawful money of the United States at the Principal Corporate Trust Office of the Trustee; provided, however that payment of Bonds tendered pursuant to Sections 5.01, 5.03 and 5.04 hereof shall be paid at the Delivery Office of the Tender Agent. Except as provided for in Section 2.13 hereof, no payment of principal shall be made on any Bond until such Bond is surrendered to the Trustee at its Principal Corporate Trust Office.

         Section 2.03. Execution of Bonds. The Bonds shall be executed in the name and on behalf of the Board with the manual or facsimile signature of its Chairman or Vice Chairman, under its seal attested by the manual or facsimile signature of its Secretary or Assistant Secretary. Such seal may be in the form of a facsimile of the Board's seal and may be reproduced, imprinted or impressed on the Bonds. The Bonds shall then be delivered to the Trustee for authentication by it. In case any of the officers who shall have executed or attested any of the Bonds shall cease to be such officer or officers of the Board before the Bonds so executed or attested shall have been authenticated or delivered by the Trustee or issued by the Board, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Board as though those who executed and attested the same had continued to be such officers of the Board, and also any Bond may be signed and attested on behalf of the Board by such persons as at the actual date of execution of such Bond shall be the proper officers of the Board although at the nominal date of such Bond any such person shall not have been such officer of the Board.

         Only such of the Bonds as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Bond, manually executed by the Trustee, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Trustee shall be conclusive evidence that the Bonds so authenticated have been duly executed, authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

         Section 2.04. Authentication.

                    (a) The Board hereby appoints the Tender Agent as a co-authenticating agent for the Bonds.

                    (b) No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond, substantially in the form set forth in Exhibit "A" and Exhibit "B" attached hereto, shall have been duly executed by the Trustee or by the Tender Agent and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if executed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

                    (c) In the event any Bond is deemed tendered to the Tender Agent as provided in Section 5.01 or 5.04 hereof but is not physically delivered to the Tender Agent, the Board shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like denomination as that deemed tendered.

                    (d) Upon issuance of the Bonds, the Trustee shall authenticate and deliver the Bonds to the initial purchaser thereof against receipt of the purchase price for the Bonds, but only upon receipt of the following:

                              (i) executed counterpart originals of this
Indenture, the Agreement, the Tender Agent Agreement and the Loan Agreement;

                              (ii) a written  order of the Board  directing  the
authentication and delivery of the Bonds and the application of the proceeds received from the sale of the Bonds;

                              (iii) the original Letter of Credit; and

                              (iv) the opinions of Bond Counsel,  counsel to the
Company and counsel to the Letter of Credit Bank in form and substance satisfactory to the Trustee.

         Section 2.05. Form of Bonds. The Floating Rate Bonds and the certificate of authentication to be endorsed thereon prior to the Conversion Date are to be in substantially the form set forth in Exhibit "A" which is attached hereto and hereby made a part hereof as though fully set forth herein, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law. The Fixed Rate Bonds and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in Exhibit "B" which is attached hereto and hereby made a part hereof as though fully set forth herein, with appropriate variations, omissions and insertions as permitted or required by this Indenture.

         Section 2.06. Transfer of Bonds. Any Bond may be transferred in accordance with its terms upon the books required to be kept pursuant to the provisions of Section 2.08 hereof. Such transfer shall be made, in accordance with the requirements of Section 2.02 hereof, by the person in whose name it is registered, in person or by his duly authorized attorney, upon surrender of such registered Bond for cancellation, accompanied by delivery of a written instrument of transfer, duly executed in a form approved by the Trustee.

         Whenever any Bond or Bonds shall be surrendered for transfer, the Board shall execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver a new Bond or Bonds of the same Series for a like aggregate principal amount. The Trustee shall require the Bondholder requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Board or the Trustee in connection with such transfer.

         During the Fixed Rate Period, the Trustee shall not be required to transfer any Bond during the period beginning 15 days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

         Section 2.07. Exchange of Bonds. Bonds may be exchanged at the Principal Corporate Trust Office of the Trustee for a like aggregate principal amount of Bonds of other authorized denominations in accordance with the requirements of Section 2.02 hereof. The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Board or the Trustee in connection with such exchange.

         During the Fixed Rate Period, the Trustee shall not be required to exchange any Bond during the period beginning 15 days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

         Section 2.08. Bond Register. The Trustee is hereby appointed the Bond Registrar of the Board and the Tender Agent is hereby appointed the Co-Bond Registrar of the Board. The Trustee or the Tender Agent, as the case may be, will keep or cause to be kept sufficient books for the registration and transfer of the Bonds, which shall at all times be open to inspection during regular business hours by any Bondholder or his agent duly authorized in writing, the Board, the Company, the Bank and the Remarketing Agent; and upon presentation for such purpose, the Trustee or the Tender Agent, as the case may be, shall, under such reasonable regulations as they may prescribe, register or transfer or cause to be registered or transferred, on such books, Bonds as hereinbefore provided.

         Section 2.09. Temporary Bonds. The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery. Any temporary Bond may be printed, lithographed or typewritten, shall be of such denomination as may be determined by the Board, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed by the Board and be authenticated by the Trustee or the Tender Agent, as the case may be, upon the same conditions and in substantially the same manner as the definitive Bonds. If the Board issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered, for cancellation, in exchange therefor at the Principal Corporate Trust Office of the Trustee and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

         Section 2.10. Bonds Mutilated, Lost, Destroyed or Stolen. If any Bond shall become mutilated, the Board, at the expense of the Holder of said Bond, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated. Every mutilated Bond so surrendered to the Trustee shall be canceled by it and delivered to, or upon the order of, the Board. If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Board and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them both shall be given, the Board, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Trustee may pay the same without surrender thereof). The Board may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Board and the Trustee in connection therewith. Any Bond issued under the provisions of this Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Board whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

         Section 2.11. Cancellation and Destruction of Surrendered Bonds. All Bonds surrendered for payment or redemption and all Bonds purchased with moneys available for that purpose in any funds established under this Indenture, shall, at the time of such payment or redemption, be canceled and destroyed by the Trustee. The Trustee shall deliver to the Board certificates of destruction with respect to all Bonds destroyed in accordance with this Section.

         Section 2.12. Acts of Bondholders; Evidence of Ownership. Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agents appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. Any action by the holder of any Bond shall bind all future holders of the same Bond in respect of any thing done or suffered by the Board or the Trustee in pursuance thereof.

         Section 2.13. Book-Entry Bonds; Securities Depository.

                    (a) The Bonds shall initially be registered to Cede & Co., the nominee for the Securities Depository, and no beneficial owner will receive certificates representing their respective interests in the Bonds, except in the event the Trustee issues Replacement Bonds as provided in subsection (b) hereof. It is anticipated that during the term of the Bonds, the Securities Depository will make book-entry transfers among its Participants and receive and transmit payment of principal of, premium, if any, and interest on, the Bonds to the Participants until and unless the Trustee authenticates and delivers Replacement Bonds to the beneficial owners as described in subsection (b).

                    (b) If the Company determines: (1) that the Securities Depository is unable to properly discharge its responsibilities; or (2) that the Securities Depository is no longer qualified to act as a securities depository and registered clearing agency under the Securities Exchange Act; or (3) that the continuation of a book-entry system to the exclusion of any Bonds being issued to any Bondowner other than Cede & Co. is no longer in the best interests of the beneficial owners of the Bonds, then the Trustee shall notify the Bondowners of such determination or such notice and of the availability of certificates of Owners requesting the same, and the Trustee shall register in the name of and authenticate and deliver Replacement Bonds to the beneficial owners or their nominees in principal amounts representing the interest of each, making such adjustments as it may find necessary or appropriate as to accrued interest and previous calls for redemption; provided, that in the case of a determination under (1) or (2) of this subsection (b), the Company, with the consent of the Trustee, may select a successor Securities Depository in accordance with subsection (c) hereof to effect book-entry transfers. In such event, all references to the Securities Depository herein shall relate to the period of time when the Securities Depository has possession of at least one Bond. Upon the issuance of Replacement Bonds, all references herein to obligations imposed upon or to be performed by the Securities Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Replacement Bonds. If the Securities Depository resigns and the Company, the Trustee or Bondowners are unable to locate a qualified successor of the Securities Depository in accordance with subsection
(c) hereof, then the Trustee shall authenticate and cause delivery of Replacement Bonds to Bondowners, as provided herein. The Trustee may rely on information from the Securities Depository as to the names of the beneficial owners of the Bonds. The cost of printing Replacement Bonds shall be paid for by the Company.

                    (c) In the event the Securities Depository resigns, is unable to properly discharge its responsibilities, or is no longer qualified to act as a securities depository and registered clearing agency under the Securities Exchange Act, the Company may appoint a successor Securities Depository provided the Trustee receives written evidence satisfactory to the Trustee with respect to the ability of the successor Securities Depository to discharge its responsibilities. Any such successor Securities Depository shall be a securities depository which is a registered clearing agency under the Securities Exchange Act, or other applicable statute or regulation that operates a securities depository upon reasonable and customary terms. The Trustee upon its receipt of a Bond or Bonds for cancellation shall cause the delivery of Bonds to the successor Securities Depository in appropriate denominations and form as provided herein.

                    (d) Notwithstanding any provision herein to the contrary, so long as the Bonds are subject to a system of book-entry transfers pursuant to this Section 2.13, any requirement for the delivery of Bonds to the Tender Agent or the Trustee in connection with a tender pursuant to Section 5.01, 5.03 or
5.04 or a partial redemption pursuant to Section 4.01 shall be deemed satisfied upon the transfer, on the registration books of the Securities Depository, of the beneficial ownership interests in such Bonds tendered for purchase to the account of the Tender Agent, or a Participant acting on behalf of or at the discretion of such Tender Agent, or on the books of the Trustee.

                                   ARTICLE III

                   ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

         Section 3.01. Issuance of the Bonds. At any time after the execution of this Indenture, the Board may execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and, upon request of the Board, deliver the Bonds in the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000).

         Section 3.02. Validity of Bonds. The validity of the authorization and issuance of the Bonds is not dependent on and shall not be affected in any way by any proceedings taken by the Board or the Trustee with respect to or in connection with the Agreement. The recital contained in the Bonds that the same are issued pursuant to the Act and the Constitution and laws of the State shall be conclusive evidence of their validity and of compliance with all provisions of law in their issuance.

         Section 3.03. Disposition of Proceeds of the Bonds and Other Amounts. The Board shall deposit or cause to be deposited with the Trustee, immediately upon receipt thereof, all proceeds derived from the sale of the Bonds, together with any monies deposited by the Company as an equity contribution; provided, however, that the Trustee shall segregate bond proceeds from equity contribution monies. The Trustee shall deposit all such amounts in a special fund, which the Trustee is hereby directed to establish and create, to be known as the "Clearing Fund", and in the following order, the Trustee shall:

                    (a) Transfer to the persons identified in writing by the Board and the Company in payment, or reservation for payment, the costs of issuance incurred in connection with the Bonds; and

                    (b) Transfer to the holder of the Series 1997 Bonds the purchase price of the said Bonds..


                                   ARTICLE IV

                       REDEMPTION OF BONDS BEFORE MATURITY

         Section 4.01. Extraordinary and Mandatory Redemption.

                    (a) Extraordinary Redemption. During any time the Bonds are in a fixed rate mode, they are callable for redemption in, whole or in part, in the event: (1) the Project Facilities or any portion thereof are damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.4 of the Agreement; or (2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.4 of the Agreement. If called for redemption at any time pursuant to this Section 4.01(a), the Bonds shall be subject to redemption by the Board on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof being redeemed, which such amount shall be limited to the amount of insurance or condemnation proceeds, plus accrued interest to the redemption date.

                    (b) Mandatory Redemption. The Bonds are subject to mandatory redemption:

                              (1) at any time, in whole, within one hundred
     eighty (180) days after the Trustee receives notice of the occurrence of a Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date; or

                              (2) five (5) Business Days prior to the Letter of
     Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the 30th Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

                              (c) Mandatory Sinking Fund Redemption. The Bonds
     are subject to mandatory sinking fund redemption on the Interest Payment Date occurring in the month of January in each of the years set forth below commencing on the Interest Payment Date occurring in January of 2000 (each, a "Mandatory Sinking Fund Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                                 Mandatory Sinking
                              Year                Fund Payments
                              ----               -----------------
                              2000                   $560,000
                              2001                   $560,000
                              2002                   $560,000
                              2003                   $560,000
                              2004                   $560,000
                              2005                   $560,000
                              2006                   $560,000
                              2007                   $560,000
                              2008                   $560,000
                              2009                   $575,000
                              2010                   $580,000
                              2011                   $580,000
                              2012                   $580,000
                              2013                   $145,000*


*Final maturity of the Bonds is January 1, 2013

                    (d)       [Reserved]

                    (e) Mandatory Redemption upon Determination of Taxability. The Bonds will be subject to redemption by the Board in whole within one hundred eighty (180) days after the occurrence of a "Determination of Taxability" (as hereinafter defined), at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds outstanding plus accrued interest to the redemption date.

                  A "Determination of Taxability " with respect to any Bond shall be deemed to have been made upon the first to occur of the following events:

                           (i) the date on which the Company determines that an Event of Taxability (11ereinafter defined) has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

                           (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filing of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

                           (iii) the date on which the Trustee or the Company is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

                           (iv) the date the Trustee shall have received written notice from any holder of Bonds that such owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

                           (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred;

provided that (A) no Determination of Taxability described in clauses (i) or (v) shall be deemed to have occurred unless the Trustee shall have received a written opinion of nationally-recognized bond counsel satisfactory to the Lender and the Company and not unsatisfactory to the Trustee, and in form and substance satisfactory to the Lender and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (B) no Determination of Taxability described in clauses (i), (ii), (iii), (iv) or (v) above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

                  As used herein the phrase "Event of Taxability" with respect to any Bond shall mean a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstance (including, without limitation, the fact that any representations or warranties of the Company or the Board made in connection with the issuance of the Bonds is or was untrue or that a covenant of the Company has been breached) which has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder (the "Code") other than by reason that such interest (i) is includable in the gross income of an owner or former owner of a Bond while such owner or former owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project Facility (as such terms are used in Section 147(a)(1) of the Code) or is deemed an item of tax preference, including, without limitation, an item subject to any alternative minimum tax.

         Section 4.02. Optional Redemption. On or prior to the Conversion Date, the Bonds are subject to redemption by the Board, at the option of the Company, at any time, subject to provisions of Section 4.03 hereof, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         After the Conversion Date, if the length of time from the Conversion Date to the final maturity date of the Bonds is seven (7) years or more, the Bonds are subject to redemption by the Board, at the option of the Company, on or after the fifth anniversary of the Conversion Date, in whole at any time or in part on any Interest Payment Date, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         If, pursuant to a conversion from the Floating Rate to the Fixed Rate in accordance with Section 5.01 hereof, the Remarketing Agent certifies to the Trustee and the Company in writing that the foregoing call restriction is not consistent with the then prevailing market conditions, the foregoing call restriction may be revised in accordance with the best professional judgment of the Remarketing Agent to reflect the then prevailing market conditions; provided, however that the Company shall have consented to such revision and shall have furnished the Trustee with an opinion addressed to the Trustee, the Board, the Company, the Paying Agent, the Bank and the Remarketing Agent, if any at such time, of Bond Counsel (as defined in the Lease Agreement) acceptable to the Company and the Trustee, stating that such revision will not adversely affect the excludability from federal income taxation of interest on the Bonds.

         Notwithstanding the foregoing, no such optional redemption shall occur after the Conversion Date unless there shall be available in the Bond Fund sufficient Available Moneys to pay all amounts due with respect to such a redemption.

         Section 4.03. Notice of Redemption. Notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail, postage prepaid, at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Such notice shall contain such matters specified in the Bonds for the redemption thereof and shall state that such redemption is conditional upon the receipt of monies by the Trustee for such purpose on or prior to the redemption date. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. The Trustee shall deliver a copy of any such redemption notice to the Tender Agent, the Company and to the Remarketing Agent.

         The Trustee shall notify the Board promptly in writing of the maturity or redemption in whole of the Bonds.

         Section 4.04. Interest on Bonds Called for Redemption. Upon the giving of notice and the deposit of Available Moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

         Section 4.05. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be canceled and destroyed by the Trustee in accordance with Section 2.11 hereof.

         Section 4.06. Partial Redemption of Bonds.

                    (a) If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

                    (b) Upon surrender of any Bond for redemption in part only, the Board shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered. If all or a portion of Bonds tendered for purchase pursuant to Section 5.04 hereof have been selected by the Trustee for redemption, the Tender Agent, upon receipt of such tendered Bonds, shall authenticate and redeliver only such portion of tendered Bonds not subject to redemption. The Tender Agent shall deliver to the tendering Bondholder a copy of the notice of redemption, indicating the portion of the Bonds subject thereto, and upon receipt of funds as provided herein, an amount representing the principal of and interest on the Bonds not called for redemption. The principal of and interest accrued on the Bonds called for redemption shall be paid to such bondholder on the redemption date. The Tender Agent shall cancel the Bond or such portion thereof tendered for purchase and subject to redemption, and shall deliver a certificate evidencing such cancellation and the canceled Bond to the Trustee.

                    (c) (i) Prior to the Conversion Date, in case a Bond is of a denomination larger than $100,000, a portion of such Bond ($100,000 or any integral multiple of $5,000 in excess thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple of $5,000 in excess of $100,000.

                              (ii) After the Conversion Date, in case a Bond is
of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $5,000 or any integral multiple of $5,000.

                    (d) Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds are to be redeemed in part, Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bond. If the aggregate principal amount of Bonds to be redeemed exceeds the aggregate principal amount of Pledged Bonds at the time of selection, the Trustee may select for redemption Bonds in an aggregate principal amount equal to such excess in such manner as the Trustee in its discretion shall deem fair and appropriate.

         Section 4.07. Payment of Redemption Price with Available Moneys; Consent of Bank to Optional Redemption. Notwithstanding any provision to the contrary contained in this Indenture, the payment of the redemption price of Bonds shall be made only from Available Moneys. On each date that the Bonds are subject to redemption, the Trustee shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds then subject to redemption from the sources and in the order provided in Section 6.03 hereof. As long as the Letter of Credit Bank is not in default under the Letter of Credit, the Trustee shall not call Bonds for Optional Redemption unless it has received the prior written consent to such Optional Redemption from the Bank.


                                    ARTICLE V

               CONVERSION OF INTEREST RATE; DEMAND PURCHASE OPTION

         Section 5.01. Conversion of Interest Rate on Conversion Date. The interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate upon the exercise by the Company of the Conversion Option, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date. To exercise the Conversion Option, the Company shall notify the Trustee, the Tender Agent, the Bank, the Board and the Remarketing Agent at least thirty-five (35) days prior to the Conversion Date of such exercise, cause the Remarketing Agent to furnish to the Trustee the information set forth in paragraphs 1 and 4 below and, thereafter cause the Trustee to deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty
(30) days prior to the Conversion Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar. No such notice may be given unless the Trustee first receives: (i) an opinion of nationally recognized bond counsel to the effect that the proposed conversion of the interest rate on the Bonds will not cause the interest on the Bonds to be includable in gross income of the Bondholders for federal income tax purposes; (ii) a commitment from the Bank or a Substitute Bank to issue or arrange for the issuance of a Substitute Letter of Credit to take effect on the Conversion Date, together with a proposed form of such Substitute Letter of Credit; and (iii) a Company certificate to the effect that each of the Company's representations and warranties made in the Agreement and in any other agreements or certificates given by the Company in connection with the issuance of the Bonds remain true and correct in all material respects as of the proposed Conversion Date. Any notice given as provided in this section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

                    1. the Conversion Date;

                    2. that the existing Letter of Credit will expire five (5) Business Days after the Conversion Date;

                    3. that unless firm commitments for the purchase of all Outstanding Bonds have been received on or prior to the fifth (5th) Business Day prior to the proposed Conversion Date, the Company has the option to rescind an optional conversion of the Bonds; and

                    4. that in the event the Company elects not to rescind the optional conversion of the Bonds, all Bonds shall be subject to mandatory purchase on the Conversion Date pursuant to this Section 5.01.

On or prior to the Conversion Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.01 and are deemed to be no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of the Bonds, the Company, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth Business Day prior to the proposed Conversion Date and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind by such time. The Company shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate until any subsequent Conversion Date effected in accordance with this Indenture.

         In the event the Company rescinds the proposed optional conversion in accordance with the terms of the foregoing paragraph, the Letter of Credit then in effect will remain in effect in accordance with its terms.

         The Bonds are subject to mandatory purchase in whole on the Conversion Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date; provided, however, that:
(i) all Pledged Bonds for which a commitment to purchase has not been received in connection with a conversion of the Bonds to a Fixed Rate, shall be redeemed or otherwise paid by the Company on or before the Conversion Date; and (ii) no such mandatory purchase shall take place in the event the Company exercises its right to rescind the conversion.

         Section 5.02. Delivery of Bonds After Conversion Date. At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver Bonds in the form of Exhibit "B" hereto. Prior to the delivery by the Trustee of such Bonds, there shall be filed with the Trustee a request and authorization to the Trustee on behalf of the Board, which shall be executed by the Chairman or Vice Chairman, Secretary, Assistant Secretary or any authorized officer of the Board to authenticate and deliver the Bonds, as executed by the Board, to the purchasers thereof. Such delivery shall be made by the Trustee or the Tender Agent, as the case may be, without making any charge therefor to the Owner of such Bonds.

         Section 5.03. Mandatory Purchase upon Substitution of Letter of Credit. Prior to the Conversion Date, the Bonds are subject to mandatory purchase in whole on the Substitution Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date. The Trustee shall deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to the Substitution Date to the Owner of each Bond at the address shown on the registration books of the Bond Registrar notifying such Owner that their Bonds are subject to mandatory purchase. No such notice may be given unless the Company shall have satisfied the provisions of Section 4.3 of the Agreement. Any notice given as provided in this Section 5.03 shall be conclusively presumed to have been given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

                    (1)       the Substitution Date;


                    (2) that the existing Letter of Credit securing such Bonds will expire five (5) Business Days after the Substitution Date; and

                    (3) that if the Company satisfies the conditions precedent to delivery of the Substitute Letter of Credit, all Bonds shall be subject to mandatory purchase on the Substitution Date pursuant to this Section 5.03.

On or prior to the Substitution Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Substitution Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.03 and are deemed to be no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Substitution Date, the Company has not delivered to the Board, the Trustee and the Remarketing Agent the items set forth in Section 4.3(i) through (iv) of the Agreement, the mandatory purchase of Bonds shall be rescinded and the Trustee shall notify the Owners of such rescission immediately and thereafter the Bonds shall continue to be secured by the existing Letter of Credit until its termination date.

         Section 5.04. Demand Purchase Option. Prior to the Conversion Date, any Bond shall be purchased at the Purchase Price from the Owner thereof upon:

                    (i) delivery by such Owner to the Trustee and the Tender Agent at their Principal Corporate Trust Office and Delivery Office, respectively, and to the Remarketing Agent at its principal office set forth in
Section 12.08 hereof, of a notice (the "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states: (1) the aggregate principal amount and bond numbers of the Bonds to be purchased; and (2) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date;

                    (ii) if such Bonds are to be purchased prior to an Interest Payment Date and after the Record Date in respect thereof, delivery to the Tender Agent together with the Demand Purchase Notice described in (i) above, of a nonrecourse due-bill, payable to bearer, for interest due on such interest payment date; and

                    (iii) delivery to the Tender Agent at its Delivery Office at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

         Any Bond as to which a Demand Purchase Notice has been delivered pursuant to paragraph (i) above, must be delivered to the Tender Agent, as provided in (iii) above, and any such Bond not so delivered ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price pursuant to this Section 5.04 and are deemed to be no longer Outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, in the event any Bond as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in (iii) above, although such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of this Indenture, including, without limitation, for purposes of adjusting the Floating Rate as provided in Section 2.02(C) hereof.

         Notwithstanding anything contained herein to the contrary, an Owner of a Bond shall not be entitled to exercise the Demand Purchase Option described herein if there shall have occurred any Event of Default in respect of which the principal of all Bonds Outstanding shall have been declared immediately due and payable under the Indenture and such declaration shall not have been annulled.

         Section 5.05. Funds for Purchase of Bonds.

                    (a) On the date Bonds are to be purchased pursuant to
Section 5.01, Section 5.03 or Section 5.04 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of Section 6.12(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

                              (i) moneys drawn by the Trustee under the Letter
of Credit (in the event of a drawing on the Letter of Credit to fund payment of the Purchase Price of Bonds tendered pursuant to Section 5.03 hereof, the Trustee shall draw on the existing Letter of Credit and not the Substitute Letter of Credit to fund such payment);

                              (ii) proceeds of the remarketing of the Bonds; and

                              (iii) any other Available Moneys furnished to the
Trustee or the Tender Agent and available for such purpose.

                    (b) Payment for the Bonds purchased pursuant to Sections 5.01, 5.03 or 5.04 shall be made as follows:

                              (i) On the date on which such Bonds are to be
purchased (the "Purchase Date"), the Trustee shall make a drawing pursuant to the Letter of Credit in respect of the Purchase Price of such Bonds. In connection therewith, the Trustee shall prepare and present to the Letter of Credit Bank the appropriate certificates required under the Letter of Credit by 12:00 noon, New York City time on the Business Day immediately preceding the Purchase Date.

                              (ii) By not later than 10:00 a.m., New York City
time, on the Purchase Date, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Bank, the Trustee and the Tender Agent, specifying:

                                   (1) the total principal amount of Bonds, if
any, remarketed by it; and

                                   (2) the names of the persons to whom such
Bonds were sold and are to be registered, each such person's address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

                              (iii) There is hereby established with the Tender
Agent a special fund to be designated the "Bond Purchase Fund" and therein two separate and segregated accounts to be designated the "Remarketing Account" and the "Bank Account." An amount equal to the proceeds received by the Trustee pursuant to a draw under the Letter of Credit and all other amounts, if any, certified by the Bank, as due it, but unpaid, under the Loan Agreement, shall be transferred by the Trustee in immediately available funds to the Tender Agent for deposit in the Bank Account no later than 12:30 p.m., New York City time on the applicable Purchase Date.

                              (iv) No later than 1:00 p.m., New York City time,
on each Purchase Date, the Tender Agent shall give telephonic notice (promptly confirmed by telecopy) to the Remarketing Agent of the amount deposited in the Bank Account on such date. No later than 2:00 p.m., New York City time, on each Purchase Date the Remarketing Agent shall: (x) transfer to the Letter of Credit Bank an amount of the proceeds of the remarketing of the Bonds equal to the amount deposited in the Bank Account on such Purchase Date unless the Bank notifies the Trustee in writing to the contrary; (y) transfer the remainder of the proceeds of the remarketing of the Bonds to the Tender Agent for deposit in the Remarketing Account and shall give telephonic notice (promptly confirmed by telecopy) to the Tender Agent of the amount of such proceeds transferred to the Bank; and (z) give telephonic notice, promptly confirmed in writing, to the Company of the total principal amount of Unremarketed Bonds, if any.

                              (v) The Tender Agent shall pay the Purchase Price
to the tendering Bondholders from the amounts on deposit in the Bank Account to the extent available. If amounts on deposit in the Bank Account are insufficient to pay the Purchase Price to the tendering Bondholders, the Tender Agent shall make up any such deficiency from amounts on deposit in the Remarketing Account.

                              (vi) The Letter of Credit Bank shall give
telephonic confirmation to the Tender Agent and the Trustee by 4:00 p.m., New York City time on the applicable Purchase Date of its receipt of the remarketing proceeds described in Section 5.05(b)(iv) hereof.

         Section 5.06. Delivery of Purchased Bonds.

                    (a) Remarketed Bonds shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

                    (b) Unremarketed Bonds purchased with funds drawn under the Letter of Credit shall be delivered by the Tender Agent to the Pledged Bonds Custodian or otherwise upon the order of the Bank pursuant to the Pledge Agreement.

                    (c) Unremarketed Bonds purchased with moneys described in
Section 5.05(a)(iii) hereof shall, at the direction of the Company, be: (i) delivered as instructed by the Company; or (ii) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

                    (d) The Tender Agent shall deliver to the person to whom the Tender Agent is to deliver such Bonds, the nonrecourse due-bills, if any, delivered to the Tender Agent with respect to such Bonds in accordance with
Section 5.04 hereof.

         Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

         Section 5.07. Sale of Bonds by Remarketing Agent.

                    (a) On each Purchase Date, the Remarketing Agent shall offer for sale and use its best efforts to sell, as agent of the Company, all Bonds tendered or deemed tendered for purchase on such Purchase Date at the Purchase Price thereof and, if such Bonds are not sold on such date, the Remarketing Agent shall continue, for a period not in excess of thirty (30) days thereafter, to use its best efforts to sell such Bonds.

                    (b) Notwithstanding anything to the contrary herein:(i) the Remarketing Agent shall use its best efforts to remarket any Bonds tendered or deemed tendered for purchase in such a manner that, immediately following the remarketing of any Bonds, at least one (1) Holder will own at least $200,000 in aggregate principal amount of Bonds; and (ii) the Remarketing Agent shall not remarket any Bonds to the Board, the Company or any affiliate thereof.

         Section 5.08. Delivery of Proceeds of Sale of Purchased Bonds.

                    (a) Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered or deemed delivered to the Tender Agent pursuant to Sections 5.01, 5.03 or 5.04 hereof, to the extent not required to pay the Purchase Price to tendering Bondholders and not required to reimburse the Letter of Credit Bank or the Bank under the Letter of Credit or the Loan Agreement, shall be paid to or upon the order of the Company.

                    (b) In the event the Remarketing Agent shall have remarketed any Pledged Bonds and the Company or the Remarketing Agent shall have directed the Bank to cause the Pledged Bonds Custodian to deliver such Pledged Bonds to the Tender Agent pursuant to the Pledge Agreement, such Bonds shall be delivered to the Tender Agent and the proceeds of sale of such Bonds shall be delivered to the Delivery Office of the Tender Agent, and shall be paid to the Letter of Credit Bank or the Bank upon the order of the Bank; provided that any amounts so paid in excess of amounts then due to the Letter of Credit Bank or the Bank in respect of drawings under the Letter of Credit shall be delivered by the Bank to or upon the order of the Company; provided further that Pledged Bonds shall not be delivered to the Tender Agent until the Letter of Credit has been reinstated in accordance with the terms of the Pledge Agreement and the Letter of Credit.

         Section 5.09. Duties of Trustee and Tender Agent with Respect to Purchase of Bonds.

                    (a) The Tender Agent shall hold all Bonds delivered to it pursuant to Sections 5.01, 5.03 or 5.04 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of monies representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall deliver all such Unremarketed Bonds, the funds for which have been obtained by a drawing under the Letter of Credit, to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement unless the Bank shall direct the Tender Agent to deliver such Bonds to or upon the order of the Bank in accordance with Section 5.06 hereof.

                    (b) The Trustee and the Tender Agent shall hold all moneys delivered to them pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the Bank or, in the case of remarketed Bonds, the purchasers of such Bonds, until the Bonds purchased with such moneys shall have been delivered to or for the account of the Pledged Bonds Custodian, the Bank or to such other purchaser, as appropriate.

                    (c) The Trustee shall deliver to the Company and the Bank a copy of each notice delivered to it in accordance with Section 5.04 within two
(2) days of the receipt thereof.

                    (d) As soon as possible, but not later than the close of business on any date designated for purchase of Bonds in accordance with Section 5.04; the Tender Agent shall give telephonic or telegraphic notice to the Remarketing Agent and the Trustee specifying the principal amount of Bonds delivered or deemed delivered for purchase on such date.

                    (e) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent required by Sections 5.05 and
6.12 hereof to provide for timely payment of the Purchase Price of Bonds.

         Section 5.10. No Purchases or Sales After Certain Defaults. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases or sales of Bonds pursuant to Section 5.04 if there shall have occurred any Event of Default in respect of which the principal of all Bonds Outstanding shall have been declared immediately due and payable pursuant to Section 8.02 and such declaration shall not have been annulled. If the Trustee shall have given a notice of a call for redemption pursuant to Section 4.03 hereof and such notice shall not have been rescinded, the Remarketing Agent shall provide a notice of such redemption to any prospective purchaser of such Bonds upon the remarketing of any Bonds tendered pursuant to Section 5.04 hereof. Nothing in this Section is intended to limit secondary trading or transfer of the Bonds.

                                   ARTICLE VI

                               REVENUES AND FUNDS

         Section 6.01. Creation of the Bond Fund. There is hereby created and established with the Trustee a trust fund to be designated "Bond Fund" which shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Bonds.

         Section 6.02. Payments into the Bond Fund. There shall be deposited into the Bond Fund from time to time the following:

                    (a) [Reserved]

                    (b) any amount deposited into the Bond Fund pursuant to
Section 6.04 hereof;

                    (c) all payments specified in Sections 5.3 and 5.4 of the Agreement (other than amounts paid for the Trustee's or the Board's own account);

                    (d) any moneys received pursuant to the Collateral
Documents;

                    (e) any moneys drawn under the Letter of Credit which moneys shall be deposited or credited (in the case of a draw to pay the Purchase Price) in a separate subaccount of the Bond Fund and shall not be commingled with any other moneys held by the Trustee;

                    (f) amounts, if any, held by the Trustee pursuant to Section
5.09 hereof; and

                    (g) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement which are required to be or which are accompanied by directions that such moneys are to be paid into the Bond Fund.

         Section 6.03. Use of Moneys in the Bond Fund. Except as provided in Sections 5.05, 5.09 and 6.11 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds, for the redemption of the Bonds prior to maturity and for payment of the Acceleration Price as defined in Section 8.02 hereof. Subject to the provisions of Section 6.12(b) hereof, funds for such payments of redemption price and principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

                    (i) moneys drawn by the Trustee under the Letter of Credit;

                    (ii) amounts deposited into the Bond Fund which constitute Available Moneys (other than moneys drawn by the Trustee under the Letter of Credit); and

                    (iii) any other moneys furnished to the Trustee and available for such purpose.

         Section 6.04. Custody of Separate Trust Fund. The Trustee is authorized and directed to hold all Net Proceeds from any insurance proceeds or condemnation award and disburse such proceeds in accordance with Article VII of the Agreement. If the Company directs that any portion of such Net Proceeds be applied to redeem Bonds, the Trustee shall deposit such Net Proceeds in a separate sub-account of the Bond Fund, and the Board covenants and agrees to take and cause to be taken any action requested of the Board to redeem on the earliest possible redemption date the amount of Bonds so specified by the Company.

         Section 6.05.  [Reserved]

         Section 6.06.  [Reserved]

         Section 6.07.  [Reserved]

         Section 6.08.  [Reserved]

         Section 6.09. Nonpresentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if Available Moneys sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the Owner thereof, all liability of the Board to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds uninvested, without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture with respect to such Bond.

         Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within five (5) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon written direction of a Company Representative, and thereafter Owners of Bonds shall be entitled to look only to the Company for payment, and then only to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

         Section 6.10. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Agreement shall be held by the Trustee in trust, and shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

         Section 6.11. [Reserved]

         Section 6.12. Letter of Credit and Repayment to the Letter of Credit Bank or the Bank from the Bond Fund.

                    (a) During the term of the Letter of Credit, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof: (i) in an amount sufficient to pay when due the principal of (whether by reason of maturity, redemption, conversion, acceleration or otherwise) , and interest and, to the extent the Letter of Credit covers same, any premium on the Bonds; and (ii) in an amount sufficient to pay when due the Purchase Price of Bonds. Within two (2) Business Days after the last Determination Date of each month, the Trustee shall give written notice (which notice may be transmitted via facsimile) to the Company, the Letter of Credit Bank and the Bank of the amount that the Trustee will draw under the Letter of Credit on the next Interest Payment Date. After the Trustee draws moneys under the Letter of Credit to pay the items set forth above, any amounts paid by the Company under the Agreement into the Bond Fund or any other fund or account created hereunder shall be paid as soon as possible to the Letter of Credit Bank, unless the Bank notifies the Trustee in writing to the contrary, to reimburse the Letter of Credit Bank or the Bank for the monies so drawn under the Letter of Credit as set forth above and for all other amounts, if any, certified by the Bank as due it but unpaid under the terms of the Loan Agreement.

                    (b) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a):
(i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal or Purchase Price of, interest or, to the extent the Letter of Credit covers same, any premium, on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which it is advised by the Tender Agent (pursuant to Section 5.09(d) hereof) are Pledged Bonds prior to the date such payment is due; and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the Purchase Price of any Bonds which are Pledged Bonds prior to the date such payment is due.

                    (c) The Letter of Credit shall terminate in accordance with its terms on the Letter of Credit Termination Date. Upon such termination, the Trustee shall deliver the terminated Letter of Credit to the Bank, together with such certificates as may be required by the terms of the Letter of Credit.

         Section 6.13. [Reserved]

         Section 6.14. Investment of Moneys in Funds. All moneys in any of the funds established pursuant to this Indenture (except moneys obtained from a draw on the Letter of Credit, which moneys shall be held uninvested) shall be invested by the Trustee, as directed in writing by the Company, solely in Investment Securities except with respect to Available Moneys held by the Trustee for the payment of Undelivered Bonds, which Available Moneys the Trustee shall not invest. Investment Securities may be purchased at such prices as the Trustee may in its discretion determine or as may be directed by the Company. All Investment Securities shall be acquired subject to the limitations as to maturities hereinafter in this Section set forth and such additional limitations or requirements consistent with the foregoing as may be established by request of the Company.

         To the extent the Bank has not been reimbursed under the Loan Agreement and has notified the Trustee of same in writing, all interest, profits and other income received from the investment of moneys in any fund established pursuant to this Indenture shall be transferred to the Letter of Credit Bank or the Bank as specified by the Bank. Otherwise, such amounts shall be deposited to the appropriate fund or account in which such investments were made. Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, or premium paid, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest was paid.

         Investment Securities acquired as an investment of moneys in any fund established under this Indenture shall be credited to such fund. For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or par value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

         The Trustee may act as principal or agent in the making or disposing of any investment. The Trustee may sell or present for redemption, any Investment Securities so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment.

                                   ARTICLE VII

                              PARTICULAR COVENANTS


         Section 7.01. Punctual Payment. The Board shall punctually pay or cause to be paid the principal, premium, if any, and interest to become due in respect of all the Bonds, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof, but only out of Revenues and other assets pledged for such payment as provided in this Indenture. The Board shall be deemed to have discharged its obligations under this Section by including a covenant to such effect by the Company in the Agreement.

         Section 7.02. Extension of Payment of Bonds. The Board shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest by the purchase or funding of such Bonds or claims for interest or by any other arrangement and in case the maturity of any of the Bonds or the time of payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest thereon which shall not have been so extended. Nothing in this Section shall be deemed to limit the right of the Board to issue Bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of Bonds.

         Section 7.03. Against Encumbrances. The Board shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues and other assets pledged or assigned under this Indenture while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture and the lien created by the Bank Mortgage and will assist the Trustee in contesting any such pledge, lien, charge or other encumbrance which may be created. Subject to this limitation, the Board expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other programs under the Act, and reserves the right to issue other obligations for such purposes.

         Section 7.04. Power to Issue Bonds and Make Pledge and Assignment. The Board represents and covenants that it is duly authorized pursuant to law to issue the Bonds and to enter into this Indenture and to pledge and assign the Revenues and other assets pledged and assigned, respectively, under this Indenture in the manner and to the extent provided in this Indenture. The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Board in accordance with their terms, and the Board and Trustee shall at all times, to the extent permitted by law, defend, preserve and protect said pledge and assignment of Revenues and other assets and all the rights of the Bondholders under this Indenture against all claims and demands of all Persons whomsoever.

         Section 7.05. Accounting Records and Financial Statements. (A) The Trustee shall at all times keep, or cause to be kept, proper books of record and account as shall be consistent with prudent industry practice, in which complete and accurate entries shall be made of all transactions relating to the proceeds of Bonds, the Revenues, the Agreement and all funds established pursuant to this Indenture. Such books of record and account shall be available for inspection by the Board, the Company, the Bank and any bondholder, or his agent or representative duly authorized in writing, at reasonable hours and under reasonable circumstances.

                    (B) The Trustee shall within 30 days after the end of each month furnish to the Company a monthly statement (which need not be audited) covering receipts, disbursements, allocation and application of Revenues and any other moneys (including proceeds of Bonds) in any of the funds and accounts established pursuant to this Indenture for such month.

         Section 7.06. Reserved.

         Section 7.07. Other Covenants. (A) The Trustee shall promptly collect all amounts due from the Company pursuant to the Agreement, and upon an Event of Default (as defined in the Agreement) shall perform all duties imposed upon it pursuant to the Agreement and shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of all of the rights of the Board and all of the obligations of the Company.

                    (B) The Board shall not amend, modify or terminate any of the terms of the Agreement, or consent to any such amendment, modification or termination, without the written consent of the Trustee. The Trustee shall give such written consent only if (1) notification of such amendment, modification or termination has been given to each rating agency then rating the Bonds and to the Holders, (2) the Trustee receives the written consent of the Bank, (3)(i) such amendment, modification or termination will not materially adversely affect the interests of the Bondholders or result in any material impairment of the security hereby given for the payment of the Bonds or (ii) the Trustee first obtains the written consent of the Bank and the Holders of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination and provides notice of such amendment, modification or termination and of such written consent to the Holders, provided that no such amendment, modification or termination shall reduce the amount of the lease payments to be made to the Board or the Trustee by the Company pursuant to the Agreement, or extend the time for making such payments, without the written consent of all of the Holders of the Bonds then Outstanding, and (4) the Board shall have delivered to the Trustee an opinion of Counsel satisfactory to the Trustee that all of the provisions and conditions set forth in this Section 7.07(B) have been satisfied.

         Section 7.08. Reserved.

         Section 7.09. Further Assurances. The Board and the Trustee will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Holders of the Bonds of the rights and benefits provided in this Indenture.

                                  ARTICLE VIII

                  EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS


         Section 8.01. Events of Default. The following events shall be Events of Default:

                    (a) default in the due and punctual payment of the principal of any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by acceleration, or otherwise; or

                    (b) default in the due and punctual payment of any installment of interest on any Bond when and as the same shall become due and payable; or

                    (c) failure to pay the Purchase Price on any Bond tendered pursuant to Article V when such payment is due; or

                    (d) default by the Board in the observance of any of the other covenants, agreements or conditions on its part in this Indenture or in the Bonds, if such default shall have continued for a period of sixty (60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Board by the Trustee, or to the Board and the Trustee by the Holders of not less than twenty-five per cent (25%) in aggregate principal amount of the Bonds at the time Outstanding; or

                    (e) if there occurs an Event of Default as defined in the Agreement; or

                    (f) the Trustee's receipt of written notice from the Bank that the Bank has declared an Event of Default under the provisions of the Loan Agreement and instructing the Trustee to declare the principal amount of the Outstanding Bonds to be immediately due and payable; or

                    (g) if, after a draw under the Letter of Credit and in accordance with the terms thereof, the Trustee shall have received notice from the Bank that the amount of such draw corresponding to the payment of interest on the Bonds shall not be reinstated in the amount and in the manner set forth in the Letter of Credit.

         Upon actual knowledge of the existence of any Event of Default or of any breach of any covenant or any fact or circumstance which, except for any grace period permitted by this Indenture or the Agreement, would result in any breach of a covenant or Event of Default by the Company hereunder or thereunder, the Trustee shall, as soon as practicable, notify the Bank, the Company, the Board, the Tender Agent and the Remarketing Agent. Anything contained in this Indenture to the contrary notwithstanding: (i) no Event of Default under subsections (d) or (e) above shall occur without the prior written consent of the Bank so long as the Bank is not in default under the terms of the Letter of Credit; and (ii) the Trustee shall not notify bondholders of the existence of any Event of Default without the prior written consent of the Bank (except upon the occurrence of an Event of Default under subsections 8.01(f) or (g) hereof), as long as the Bank is not in default under the terms of the Letter of Credit.

         Section 8.02. Acceleration. If any Event of Default under Section 8.01 hereof occurs, the Trustee (with the written consent of the Bank provided the Letter of Credit Bank is not in default of its obligations under the Letter of Credit) may, and upon request of the Owners of 25% in principal amount of the Bonds then Outstanding shall, by written notice to the Board, the Bank and the Company, declare the principal amount of all Bonds then Outstanding and the interest accrued thereon to such date (the "Acceleration Date") to be due and the Acceleration Price (as such phrase is hereinafter defined) shall thereupon become payable on the first (lst) Business Day following the Acceleration Date (the "Payment Date"). Thereupon, the Trustee, among other things, shall draw immediately upon the Letter of Credit as set forth in Section 6.12 hereof. Interest on the accelerated Bonds shall cease to accrue on the Acceleration Date. Accelerated Bonds shall be payable at a price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Acceleration Date (the "Acceleration Price"). Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default described in Section 8.01(f) or (g), the Trustee shall, by written notice to the Bank, the Company and the Board declare immediately due and payable the principal amount of, and interest accrued on, the Outstanding Bonds.

         Any such declaration is subject to the condition that if, at any time after such declaration and before any judgment or decree for the payment of the moneys due shall have been obtained or entered, the Letter of Credit shall have been reinstated in full as to principal and interest and the reasonable charges and expenses of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Board, the Bank, the Company and the Trustee, or the Trustee if such declaration was made by the Trustee, may, on behalf of the Holders of all of the Bonds, rescind and annul such declaration and its consequences and waive such default; but such rescission and annulment shall not extend to or affect any subsequent default, and shall not impair or exhaust any right or power in consequence thereof. The foregoing to the contrary notwithstanding, Owners of 25% in principal amount of the Bonds then outstanding shall have no right to request the Trustee to accelerate the Bonds under this
Section 8.02 and the Trustee shall not be obligated to give any Bondholder notice of a default under the Indenture (except upon the occurrence of an Event of Default under Section 8.01(f) or (g) hereof), the Agreement or any other documents executed and delivered in connection with the Bonds without the prior written consent of the Bank, unless the Letter of Credit Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition debts by or against the Bank.

         Upon any declaration of acceleration hereunder, the Trustee shall as soon as possible give written notice of the acceleration to the Bondholders as set forth below. In addition, notice of such acceleration shall be mailed, by registered or certified mail or overnight mail, to the rating agency then rating the Bonds, if any, but failure to mail any such notice or any defect in the mailing thereof shall not affect the validity of such acceleration. Such notice of acceleration: (i) shall be given in the name of the Board; (ii) shall identify the accelerated Bonds (by name, date of issue, interest rate and maturity date); (iii) shall specify the Acceleration Date; (iv) shall specify the Payment Date and the Acceleration Price; (v) shall state that the interest on the accelerated Bonds ceased to accrue on the Acceleration Date; (vi) shall state the reason for the acceleration; and (vii) shall state that on the Payment Date the Acceleration Price will be payable at the principal corporate trust office of the Trustee. The Trustee shall use "CUSIP" numbers on such notices as a convenience to Bondholders and such notice shall state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Bonds or as contained in any notice of acceleration and that reliance may be placed on the registration and description printed on the Bonds.

         Upon acceleration pursuant to this Section 8.02, the Trustee shall immediately exercise such rights as it may have under the Agreement to declare all payments thereunder to be immediately due and payable and shall immediately draw upon the Letter of Credit as provided in Section 6.12 hereof in an amount that, together with any Available Moneys on deposit in the Bond Fund (excluding Available Moneys held by the Trustee for the Owner of any Bond not presented for payment as provided in Section 6.09 hereof) and irrevocably committed to the payment of principal of and interest on the Bonds, is sufficient to pay the Acceleration Price due on the Outstanding Bonds on the Payment Date.

         Upon receipt by the Trustee of any amount from the Letter of Credit Bank under the preceding paragraphs of this Section 8.02 (or after receipt by the Trustee of any amounts from the Letter of Credit Bank under any other provision of this Indenture), the Bank shall be subrogated to the right, title and interest of the Trustee and the Bondholders in and to this Indenture, the Agreement, and any other security held for the payment of the Bonds (other than said funds), all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Agreement or this Indenture, shall be assigned by the Trustee to the Bank.

         Section 8.03. Other Remedies. If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Board or the Trustee under the Indenture, the Agreement, the Letter of Credit or any other security instrument, or under any supplements or amendments thereto, and shall, at all times complying with the provisions of Section 8.02 hereof, apply any Revenues or Available Moneys in the Bond Fund held by the Trustee to the payment of principal of or interest on the Bonds. In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action, as in the judgment of the Trustee, applying the standards described in Section 9.01 hereof, would best serve the interests of the Bondholders.

         Section 8.04. Legal Proceedings by Trustee. If any Event of Default has occurred and is continuing, the Trustee in its discretion may and, upon the written request of the Bank or the Owners of 25% in principal amount of the Bonds then Outstanding (subject to the consent of the Bank, as long as the Letter of Credit Bank is not in default of its obligations under the Letter of Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Letter of Credit Bank) and receipt of indemnity to its satisfaction shall, in its own name:

                    (A) by mandamus, other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Board to collect the amounts payable under the Agreement and to require the Board to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

                    (B) bring suit upon the Bonds;

                    (C) by action or suit in equity require the Board to account as if it were the trustee of an express trust for the Bondholders; and

                    (D) by action or suit in equity enjoin any acts or things that may be unlawful or in violation of the rights of the Bondholders.

         Section 8.05. Discontinuance of Proceedings by Trustee. If any proceeding taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, the Board, the Trustee, the Bondholders, the Letter of Credit Bank and the Bank shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

         Section 8.06. Bondholders May Direct Proceedings. The Holders of a majority in principal amount of the Bonds Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction. The foregoing provisions of this Section 8.06 to the contrary notwithstanding, as long as the Letter of Credit Bank shall not be in default under the Letter of Credit, the Bank shall have the right to direct the method and the place of conducting all remedial proceedings by the Trustee hereunder provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture.

         Section 8.07. Limitations on Actions by Bondholders. Anything in this Indenture to the contrary notwithstanding, no bondholder shall have any right to pursue any remedy hereunder or under the Agreement unless:

                    (a) the Trustee shall have been given written notice of an Event of Default;

                    (b) the holders of at least 25% in aggregate principal amount of the Bonds Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

                    (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities;

                    (d) the Trustee shall have failed to comply with such request within a reasonable time; and

                    (e) the Letter of Credit Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Letter of Credit Bank; provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal thereof and interest thereon at and after the maturity thereof, or the obligation of the Board to pay such principal and interest to the respective Owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds, provided further that such action shall not disturb or prejudice the lien of this Indenture.

         Section 8.08. Trustee May Enforce Rights Without Possession of Bonds. All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

         Section 8.09. Delays and Omissions Not to Impair Rights. No delay or omission in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article VIII may be exercised, from time to time, and as often as may be deemed expedient.

         Section 8.10. Application of Moneys in Event of Default. Any money received by the Trustee under this Article VIII shall be applied in the order listed below (provided that any money received by the Trustee upon a drawing under the Letter of Credit together with Available Moneys on deposit in the Bond Fund and available for payment of principal and interest on all Outstanding Bonds, any money held by the Trustee upon the nonpresentment of Bonds and any money held by the Trustee for the defeasance of Bonds pursuant to Article XI shall be applied only as provided in clause (B) below and only to pay outstanding principal and accrued interest, as provided in the Letter of Credit, with respect to the Bonds):

                    (A) To the payment of the fees and expenses of the Trustee and the Board including reasonable counsel fees and expenses, and any disbursements of the Trustee with interest thereon and its reasonable compensation;

                    (B) To the payment of principal and interest then owing on the Bonds, including any interest on overdue interest, and in case such money shall be insufficient to pay the same in full, then to the payment of principal and interest ratably, without preference or priority of one over another or of any installment of principal or interest over any other installment of principal or interest; and

         The surplus, if any, remaining after the application of the money as set forth above shall to the extent of any unreimbursed drawing under the Letter of Credit, or other obligations owing by the Company to the Bank under the Loan Agreement, be paid to the Letter of Credit Bank or the Bank as the Bank shall direct. Any remaining money shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

         Section 8.11. Trustee and Bondholders Entitled to All Remedies Under Act; Remedies Not Exclusive. It is the purpose of this Article VIII to provide to the Trustee and the Bondholders all rights and remedies as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy permitted by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article VIII shall apply to and be binding upon any trustee or receiver appointed under the Act.

         No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         Section 8.12. Trustee's Right to Receiver. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as may be contained in or permitted by the Act.

         Section 8.13. Subrogation Rights of Bank. The Bank shall be subrogated to all rights theretofore possessed under the Indenture by the Bondholders if the principal of the Bonds or the interest thereon or the purchase price thereof due with respect to any mandatory purchase hereunder shall have been paid with funds provided by the Letter of Credit Bank pursuant to the Letter of Credit, but only to the extent that the Company has not theretofore repaid such funds. As limited by the provisions hereof, the subrogation rights of the Bank arising from the payments made pursuant to the Letter of Credit to provide for the payment of the principal of or interest on or the purchase price of any of the Bonds shall be on a parity with the rights of all other Bondholders.

         If the principal of or the interest on any Bond or the purchase price thereof due with respect to any mandatory purchase hereunder is paid with funds provided by the Letter of Credit Bank pursuant to the Letter of Credit, and if the Company has not theretofore repaid such funds, then, insofar as the subrogation rights of the Bank are concerned, such Bond shall, at the option of the Bank, be deemed to be in default with respect to the said principal, interest or purchase price until all amounts paid in respect thereof under the Letter of Credit shall have been repaid, and the Bank may exercise all rights which it would have had under the Indenture as the Bondholder of the said Bond then in default as to the payment of such principal, interest or purchase price.

         Anything contained herein to the contrary notwithstanding, the payment of all amounts due the Bank in respect of its subrogation rights under the Indenture shall be secured by the Indenture on a parity with the principal of and interest on all Bonds which are then deemed to be outstanding for reasons other than the extent to which they evidence subrogation rights of the Bank, and the Bank shall, to the extent of the amount due in respect of its subrogation rights, be entitled to share all moneys derived from the Trust Estate with the Bondholders to whom such principal and interest shall be due ratably and in proportion to the amounts respectively due to the Bank and to each of such Bondholders

         The Bank may exercise all its subrogation rights under the Indenture in respect of any Bonds without the necessity of possessing any of the Bonds or producing the same in any judicial or other proceeding related to the enforcement of its rights in respect thereof. Nevertheless, in order to evidence the subrogation rights acquired in respect of any Bonds paid or purchased with funds provided pursuant to the Letter of Credit, the Bank may require the Trustee to transfer to it all Bonds surrendered for payment or purchase with funds provided pursuant to the Letter of Credit or to issue to it new Bonds of like tenor with those so surrendered. The subrogation rights granted to the Bank in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Bank, and such subrogation rights shall be cumulative and shall be in addition to (i) every other remedy given hereunder or under the Loan Agreement or any other instrument or agreement with respect to the reimbursement of moneys paid pursuant to the Letter of Credit and (ii) every other remedy now or hereafter existing at law or in equity or by statute.

         Section 8.14. Waiver of Default. As long as the Letter of Credit Bank is not in default of its obligations under the Letter of Credit and the Letter of Credit is in full force and effect, the Bank may waive an Event of Default and if the Bank does so, the Trustee must also waive such Event of Default. The Trustee may not waive an Event of Default under this Indenture if the Letter of Credit has not been reinstated to cover principal and interest on the Bonds in accordance with the terms of the Letter of Credit.

                                   ARTICLE IX

                          THE TRUSTEE, THE TENDER AGENT
                            AND THE REMARKETING AGENT

         Section 9.01. Duties, Immunities and Liabilities of Trustee. (A) The Trustee shall, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default (which has not been cured or waived), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                    (B) The Board hereby directs and authorizes the Company to remove the Trustee if at any time requested to do so by an instrument or concurrent instruments in writing executed by the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding (or their attorneys duly authorized in writing) or if at any time the Trustee shall cease to be eligible to act in such capacity, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or its property shall be appointed, or any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee, and thereupon the Company shall appoint, with the consent of the Bank, a successor Trustee by an instrument in writing.

                    (C) The Trustee may at any time resign by giving written notice of such resignation to the Board, the Company and the Bank and by giving the Bondholders notice of such resignation by mail at the addresses shown on the registration books maintained by the Trustee. Upon receiving such notice of resignation, the Company shall promptly appoint, with the consent of the Bank, a successor Trustee by an instrument in writing.

                    (D) Any removal or resignation of the Trustee and appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee and the transfer of the Letter of Credit to the successor Trustee. If no successor Trustee shall have been appointed and have accepted appointment within forty-five (45) days of giving notice of removal or notice of resignation as aforesaid, the resigning Trustee or any Bondholder (on behalf of himself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Trustee, and such court may thereupon, after such notice (if any) as it may deem proper, appoint such successor Trustee. Any successor Trustee appointed under this Indenture, shall signify its acceptance of such appointment by executing and delivering to the Company and the Board and to its predecessor Trustee a written acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the moneys, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein; but, nevertheless at the request of the Company or the Board or the request of the successor Trustee, such predecessor Trustee shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth. Upon request of the successor Trustee, the Board shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such moneys, estates, properties, rights, powers, trusts, duties granted to the Trustee hereunder. Upon the acceptance of the appointment by a successor Trustee as provided in this subsection, the successor Trustee shall mail a notice of the succession of such Trustee to the trusts hereunder to the Rating Agency and to the Bondholders at the addresses shown on the registration books maintained by the Trustee.

                    (E) Any Trustee appointed under the provisions of this
Section in succession to the Trustee shall be a trust company or bank having the powers of a trust company, having a corporate trust office in the State or the Commonwealth of Pennsylvania, having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), subject to supervision or examination by federal or state authorities and shall be rated at least Baa3/P-3 by Moody's if the Bonds are then rated by Moody's or has received written evidence from Moody's that the use of such Trustee would not result in a reduction or withdrawal of the rating on the Bonds. If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining Board above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         Section 9.02. Merger or Consolidation. Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be eligible under subsection (E) of Section 9.01, shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

         Section 9.03. Liability of Trustee. (A) The recitals of facts herein and in the Bonds contained shall be taken as statements of the Board, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds or shall incur any responsibility in respect thereof, other than in connection with the duties or obligations herein or in the Bonds assigned to or imposed upon it. The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds. The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Trustee may become the owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of their officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Holders of a majority in principal amount of the Bonds then Outstanding.

                    (B) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

                    (C) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

                    (D) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture (other than the making of a draw under the Letter of Credit in accordance with its terms and the terms hereof, declaring the principal of the Bonds to be immediately due and payable when required hereunder or making payments on the Bonds when due) at the request, order or direction of any of the Bondholders pursuant to the provisions of this Indenture unless such Bondholders shall have offered to the Trustee indemnification to its satisfaction for indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                    (E) The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

         Section 9.04. Right of Trustee to Rely on Documents. The Trustee may conclusively rely, and shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with counsel, who may be counsel of or to the Board, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

         The Trustee shall not be bound to recognize any person as the Holder of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed.

         Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Board, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

         Section 9.05. Preservation and Inspection of Documents.

                    (A) All documents received by the Trustee under the provisions of this Indenture shall be retained in its possession and shall be subject during normal business hours of the Trustee to the inspection of the Board, the Bank, the Company and any Bondholder, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

                    (B) The Trustee covenants and agrees that it shall maintain a current list of the names and addresses of all the Bondholders.

         Section 9.06. Compensation. The Trustee shall be paid by the Company (solely from Additional Payments) from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture. The Board shall have no responsibility for the payment of such fees and expenses.

         Section 9.07. The Tender Agent. First Union National Bank, the initial Tender Agent appointed by the Company, and each successor tender agent appointed in accordance herewith, shall designate its office and signify its acceptance of the duties and obligations imposed upon it as described herein by a written instrument of acceptance delivered to the Trustee and the Company under which the Tender Agent shall, among other things:

                    (a) hold all Bonds delivered to it hereunder in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of moneys representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall hold all such Bonds which are required to be delivered to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof, as the agent of the Bank for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement (which agency shall terminate upon delivery of such Bonds by the Tender Agent to or upon the order of the Bank in accordance with such Section 5.06(b); and

                    (b) hold all moneys delivered to it hereunder and under the Tender Agent Agreement for the purchase of such Bonds in a separate account in trust for the benefit of the person or entity which shall have so delivered such moneys until required to transfer such funds as provided herein.

         Section 9.08. Qualifications of Tender Agent.

                    (a) The Tender Agent shall be a bank with trust powers or trust company duly organized under the laws of the United States or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least Fifty Million Dollars ($50,000,000) or that is a wholly-owned subsidiary of such a bank or trust company, and authorized by law to perform all duties imposed upon it by this Indenture and shall be rated at least Baa3/P-3 by Moody's if the Bonds are then rated by Moody's, or has received written evidence from Moody's that the use of such Tender Agent would not result in a reduction or withdrawal of the rating on the Bonds. The Tender Agent may at any time resign and be discharged of its duties and obligations by giving at least sixty (60) days' written notice to the Board, the Trustee, the Remarketing Agent, the Bank, and the Company; provided that such resignation shall not take effect until a successor Tender Agent is appointed and accepts such appointment. Upon the written approval of the Bank, the Tender Agent may be removed at any time by the Company upon written notice to the Board, the Trustee and the Remarketing Agent. Successor Tender Agents may be appointed from time to time by the Company, with the prior written consent of the Bank.

                    (b) Upon the resignation or removal of the Tender Agent, the Tender Agent shall deliver any Bonds and moneys held by it in such capacity to its successor.

                    (c) The Tender Agent shall have the same rights and immunities granted to the Trustee hereunder.

         Section 9.09. Qualifications of Remarketing Agent; Resignation; Removal. The Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture giving at least thirty
(30) days' written notice to the Board, the Bank, the Company and the Trustee. The Remarketing Agent may be removed at any time, upon not less than thirty (30) days' written notice from the Company filed with the Trustee. Upon the resignation or removal of the Remarketing Agent, the Company shall appoint a successor Remarketing Agent and shall provide written notice thereof to the Trustee. The resignation or removal of the Remarketing Agent shall not become effective until a successor Remarketing Agent is appointed and accepts such appointment.

         Section 9.10. Construction of Ambiguous Provisions. The Trustee may construe any provision hereof insofar as such may appear to be ambiguous or inconsistent with any other provision hereof; and any construction of any such provision by the Trustee, in good faith shall be binding upon the Owners of the Bonds.

                                    ARTICLE X

                   MODIFICATION OR AMENDMENT OF THE INDENTURE

Section 10.01. Amendments Permitted. The Indenture and the rights and obligations of the Board, of the Trustee and of the Holders of the Bonds may be modified or amended from time to time and at any time for any lawful purpose, by an indenture or indentures supplemental thereto, which the Board and the Trustee may enter into without the consent of any Bondholders but with the prior written consent of the Company and the Bank (as long as the Letter of Credit Bank is not in default under the Letter of Credit), provided that the Trustee determines that such modification or amendment will not materially adversely affect the interests of the Bondholders or result in any material impairment of the security given under the Indenture. Any other modification or amendment must be approved by a majority in aggregate principal amount of the Bonds then Outstanding, provided that such consent of the Bondholders shall not be required if such modification or amendment is consented to in writing by the Bank provided that (a) the Letter of Credit Bank is not then in default of its obligations under the Letter of Credit and (1)) no voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Letter of Credit Bank. The foregoing to the contrary notwithstanding, no such modification or amendment shall, without the consent of the Company and the Holders of all Bonds then Outstanding, (i) extend the maturity date of any Bond,
(ii) reduce the amount of principal thereof, (iii) extend the time of payment or change the method of computing the rate of interest thereon, without the consent of the Holder of each Bond so affected, or eliminate the Holders' rights to tender the Bonds, (iv) extend the due date for the purchase of Bonds tendered by the Holders thereof, or (v) reduce the purchase price of such Bonds. It shall not be necessary for the consent of the Bondholders to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof. Promptly after the execution by the Board and the Trustee of any Supplemental Indenture, the Trustee shall mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each rating agency then rating the Bonds, if any, and the Holders of the Bonds at the address shown on the registration books of the Trustee. Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.


         Section 10.02. Effect of Supplemental Indenture. Upon the execution of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Board, the Trustee and all Holders of Bonds Outstanding shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

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

         Section 10.03. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Board in the execution and delivery of any supplemental indenture or amendment permitted by this Article X and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Board and that all things necessary to make it a valid and binding agreement have been done.

                                   ARTICLE XI

                                   DEFEASANCE

         Section 11.01. Discharge of Indenture. The Bonds may be paid by the Board in any of the following ways, provided that the Board also pays or causes to be paid any other sums payable hereunder by the Board:

                    (a) by paying or causing to be paid the principal of and interest on the Bonds, as and when the same become due and payable;

                    (b) with respect to Bonds which bear interest at a Fixed Rate, by depositing with the Trustee, in trust, Available Moneys or securities purchased with Available Moneys in the necessary amount (as provided in Section 11.03) to pay or redeem all Bonds then Outstanding; or

                    (c) by delivering to the Trustee, for cancellation by it, the Bonds then Outstanding.


         If the Board shall also pay or cause to be paid all Bonds then Outstanding and shall also pay or cause to be paid all other sums payable hereunder by the Board and the Letter of Credit shall have terminated and all amounts drawn thereunder, together with interest thereon and other costs and expenses payable under the Loan Agreement shall have been reimbursed to the Letter of Credit Bank or the Bank, as the Bank shall direct, then and in that case, at the election of the Board (evidenced by a Certificate of the Board filed with the Trustee, signifying the intention of the Board to discharge all such indebtedness and this Indenture), and notwithstanding that any Bonds shall not have been surrendered for payment, this Indenture, the assignment of the Agreement and the pledge of Revenues and other assets made under this Indenture and all covenants, agreements and other obligations of the Board under this Indenture shall cease, terminate, become void and be completely discharged and satisfied. In such event, upon request of the Board, the Trustee shall cause an accounting for such period or periods as may be requested by the Board to be prepared and filed with the Board and shall execute and deliver to the Board all such instruments, as prepared by or caused to be prepared by the Board, that may be necessary or desirable to evidence such discharge and satisfaction, and the Trustee shall pay over, transfer, assign or deliver all moneys or securities or other property held by it pursuant to this Indenture, which are not required for: (i) the payment of all the charges and reasonable expenses of the Trustee under this Indenture; (ii) the payment or redemption of Bonds not theretofore surrendered for such payment or redemption; (iii) the payment of amounts owed to the Bank by the Company under the Loan Agreement, to the Company; or (iv) the payment of any and all sums due to the United States pursuant to Section 6.13 hereof.

         Section 11.02. Discharge of Liability on Bonds. During the Fixed Rate Period, upon the deposit with the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in Section 11.03) to pay or redeem any Outstanding Bond (whether upon or prior to the end of the Fixed Rate Period or the redemption date of such Bond), provided that, if such Bond is to be redeemed prior to maturity, notice of such redemption shall have been given as in Article IV provided or provision satisfactory to the Trustee shall have been made for the giving of such notice, then all liability of the Board in respect of such Bond shall cease, terminate and be completely discharged, and the Holder thereof shall thereafter be entitled only to payment out of such money or securities deposited with the Trustee as aforesaid for their payment, subject, however, to the provisions of Section 11.04.

         The Board may at any time surrender to the Trustee for cancellation by it any Bonds previously issued and delivered, which the Board may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

         Section 11.03. Deposit of Money or Securities with Trustee. During the Fixed Rate Period, whenever in this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities so to be deposited or held shall be cash or Government Obligations, which Government Obligations shall be noncallable and not subject to prepayment, the principal of and interest on which when due will provide money sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due, provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice; provided, in each case, that the Trustee shall have been irrevocably instructed (by Request of the Board) to apply such money to the payment of such principal and interest with respect to such Bonds.

         Whenever Government Obligations are deposited with the Trustee in accordance with Section 11.03 hereof, the Company shall provide to the Trustee and the Rating Agency: (i) a verification report from an independent public accountant, satisfactory in form and content to the Trustee, demonstrating that the Government Obligations so deposited and the income therefore shall be sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal or premium, if any, and interest become due; and
(ii) an opinion acceptable to the Rating Agency, of nationally recognized bankruptcy counsel, to the effect that the provision for payment of the Bonds contemplated to be made pursuant to this Section 11.03 will not constitute or result in such payments constituting voidable preferences under Section 547 of the Bankruptcy Code.

         Section 11.04. Payment of Bonds After Discharge of Indenture. Notwithstanding any provisions of this Indenture, any moneys held by the Trustee in trust for the payment of the principal of, premium, if any, or interest on, any Bonds and remaining unclaimed for five years after the principal of all of the Bonds has become due and payable (whether at maturity or upon call for redemption or by acceleration as provided in this Indenture), if such moneys were so held at such date, or five years after the date of deposit of such moneys if deposited after said date when all of the Bonds became due and payable, shall be repaid to the Company, upon its written request, free from the trusts created by this Indenture and all liability of the Trustee with respect to such moneys shall thereupon cease; provided, however, that before the repayment of such moneys to the Company as aforesaid, the Trustee may (at the cost and request of the Company) first mail to the Holders of Bonds which have not been paid, at the addresses last shown on the registration books maintained by the Trustee, a notice, in such form as may be deemed appropriate by the Trustee with respect to the Bonds so payable and not presented and with respect to the provisions relating to the repayment to the Company of the moneys held for the payment thereof.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 12.01. Liability of Board Limited to Revenues. Notwithstanding anything to the contrary contained in this Indenture or in the Bonds, the Board shall not be required to advance any moneys derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of this Indenture. Notwithstanding any provisions of this Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against the Board, it being expressly agreed and understood that the obligations of the Board hereunder, and under the Bonds and elsewhere, are solely special, limited obligations of the Board and shall be enforceable only out of the Board's interest in this Indenture and the Agreement (except for the Board's rights to payment of certain costs, fees and expenses as set forth in this Indenture, the Agreement and elsewhere) and there shall be no other recourse against the Board or any property now or hereafter owned by it and after entry of judgment against the Board by virtue of the power herein contained, the Board shall mark the judgment index to the effect that the judgment is limited as aforesaid.

         Section 12.02. Limitation of Liability of Directors, Etc., of Board. No covenant, agreement, provision or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future director, commissioner, officer, employee, member or agent of the Board in his individual capacity, and neither the members of the Board nor any officer thereof shall be liable personally on this Indenture or any of the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or this Indenture. No director, commissioner, officer, employee, member or agent of the Board shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act. Notwithstanding anything contained herein to the contrary, the liability of the Board, including its officers, members, and employees, under any and all of the documentation executed in connection with the issuance of the Bonds shall not constitute its general obligation and recourse against the Board on the documentation executed in connection with the issuance of the Bonds shall be had only against the property specifically pledged as security therefor and any rents, issues or profits thereof. It is expressly understood that the Board shall not otherwise be obligated and that none of its members, officers, or employees shall be in any way obligated for any costs, expenses, fees or other obligations or liabilities incurred or imposed in connection with the issuance of the Bonds, whether incurred prior to or after closing, and that recourse against the Board and its members, officers, or employees, shall be limited as set forth herein.

         Section 12.03. Covenant Not to Sue. The forms of Bonds provide that the owners of the Bonds agree not to sue the Board or any of its board members, officers, agents or employees, past, present or future except as provided herein and in the Agreement as a condition of, and in consideration for, the issuance of the Bonds; accordingly, except as provided herein and in the Agreement, the Trustee shall not be permitted to sue the Board, on behalf of the owners of the Bonds.

         Section 12.04. Successor Is Deemed Included in All References to Predecessor. Whenever in this Indenture either the Board or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Board or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof whether so expressed or not.

         Section 12.05. Limitation of Rights to Parties, Bank, Company and Bondholders. Nothing in this Indenture or in the Bonds expressed or implied is intended or shall be construed to give to any person other than the Board, the Trustee, the Bank, the Company and the Holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Board, the Trustee, the Bank, the Company and the Holders of the Bonds.

         Section 12.06. Waiver of Notice. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any such case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 12.07. Severability of Invalid Provisions. If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed severable from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. The Board hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase hereof and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

         Section 12.08. Notices. All notices to Bondholders shall be given by telex, telegram, telecopier or other telecommunication device unless otherwise provided herein and confirmed in writing as soon as practicable. All such notices shall also be sent to the Holder and any person designated by any Holder to receive copies of such notices. Any notice to or demand upon the Trustee may be served or presented, and such demand may be made, at the Principal Corporate Trust Office of the Trustee, or at such other address as may have been filed in writing by the Trustee with the Board. Any notice to or demand upon the Trustee, the Board, the Company, the Remarketing Agent, the Tender Agent, the Letter of Credit Bank or the Bank shall be deemed to have been sufficiently given or served for all purposes by being delivered or sent by telex or by being deposited, postage prepaid, in a post office letter box, addressed, as the case may be,

         To the Trustee:     First Union National Bank
                             123 South Broad Street
                             Philadelphia, Pennsylvania 19109
                             Attention: Corporation Trust Administration

         To the Board:       The Industrial Development
                             Board of the City of Huntsville
                             P. O. Box 408
                             Huntsville, Alabama  35804


(or such other address as may have been filed in writing by the Board with the Trustee),

         To the Company:            Central CPVC Corporation
                                    c/o Central Sprinkler Corporation
                                    451 North Cannon Avenue
                                    Lansdale, Pennsylvania 19446

(or such other address as may have been filed in writing by the Company with the Trustee),

        To the Remarketing Agent:   First Union Capital Markets
                                    Second Floor South
                                    600  Penn Street
                                    Reading, Pennsylvania 19602
                                    Attention: Sales and Underwriting Department

(or such other address as may have been filed in writing by the Remarketing Agent with the Trustee),

To the Tender Agent:                First Union National Bank
                                    301 College Street
                                    Charlotte, North Carolina 28277
                                    Attention: Sales and Underwriting

(or such other address as may have been filed in writing by the Tender Agent with the Trustee),

To the Letter of Credit Bank:       First Union National Bank
                                    2240 Butler Pike
                                    Plymouth Meeting, PA 19462-1302
                                    Attention: William Johnston, Vice President

(or such other address as may have been filed in writing by the Letter of Credit Bank with the Trustee).

To the Bank:                        Congress Financial Corporation
                                    1133 Avenue of the Americas
                                    New York, New York 10036
                                    Attention: Andrew W. Robin

(or such other address as may have been filed in writing by the Bank with the Trustee).




         Section 12.09. Evidence of Rights of Bondholders. Any request, consent or other instrument required or permitted by this Indenture to be executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Board if made in the manner provided in this Section.

         The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

         The ownership of Bonds shall be proved by the bond registration books held by the Trustee.

         Any request, consent, or other instrument or writing of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Board in accordance therewith or in reliance thereon.

         Section 12.10. Disqualified Bonds. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Board or the Company, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Board, the Company, or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Board or the Company, or any other obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         Section 12.11. Money Held for Particular Bonds. The money held by the Trustee for the payment of the interest, principal or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held uninvested in trust by it for the Holders of the Bonds entitled thereto, subject, however, to the provisions of
Section 11.04 hereof.

         Section 12.12. Funds. Any fund required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee, either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account; but all such records with respect to all such funds shall at all times be maintained in accordance with current industry standards, to the extent practicable, and with due regard for the requirements of Section 7.05 hereof and for the protection of the security of the Bonds and the rights of every holder thereof.

         Section 12.13. Payments Due on Days other than Business Days. If a payment day is not a Business Day at the place of payment, then payment may be made at that place on the next Business Day and no interest shall accrue for the intervening period.

         Section 12.14. Execution in Several Counterparts. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Board and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

         Section 12.15. [Reserved]

         Section 12.16. Continuing Disclosure. Pursuant to Section 2.3 of the Agreement, the Company has undertaken all responsibility for compliance with, and the Board shall have no liability to the holders of the Bonds or any other person with respect to, any reports, notices or disclosures required by or provided pursuant to the continuing disclosure agreement authorized by said
Section 4.19. The Trustee hereby covenants and agrees with the holders from time to time of the Bonds that it will, for their benefit, comply with and carry out all of the provisions of the continuing disclosure agreement and Section 4.19 of the Agreement. Notwithstanding any other provision of the Indenture, failure of the Company or the Trustee to perform in accordance with the continuing disclosure agreement shall not constitute a Default, and the rights and remedies provided by the Indenture upon the occurrence of a default or an Event of Default shall not apply to any such failure, but the continuing disclosure agreement may be enforced only as provided therein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE has caused this Indenture to be executed in its name by its Chairman and attested by its Secretary, and FIRST UNION NATIONAL BANK, as evidence of its acceptance of the trusts created hereunder, has caused this Indenture to be signed in its corporate name by its duly authorized officer and attested, all as of the day and year first above written.

                           THE INDUSTRIAL DEVELOPMENT BOARD OF THE
                           CITY OF HUNTSVILLE

                           By /s/ W.F. Sanders, Jr.
                             ------------------------------
                                     Vice Chairman

[SEAL]

                           Attest:
                                  -------------------------
                                    Assistant Secretary

                           FIRST UNION NATIONAL BANK, as Trustee and
                                        Tender Agent


                           By
                              -----------------------------
                                    Authorized Officer
[SEAL]


Attest:
       ------------------------
          Authorized Officer

                                   EXHIBIT "A"

                          (FLOATING RATE FORM OF BOND)

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Board or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner (the "Registered Owner") hereof, Cede & Co., has an interest herein.

                    NEITHER THE CITY OF HUNTSVILLE NOR THE STATE OF ALABAMA IS OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE CITY OF HUNTSVILLE OR THE STATE OF ALABAMA IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR PREMIUM, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE BOARD, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE BOARD PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE BOARD. THE BOARD HAS NO TAXING POWER.

No. VR-                                                             $7,500,000

           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE

                   TAX-EXEMPT VARIABLE RATE DEMAND/FIXED RATE
                             REFUNDING REVENUE BOND

                       (CENTRAL CPVC CORPORATION PROJECT)
                                 SERIES OF 1998

MATURITY DATE:  January 1, 2013                            CUSIP
DATE OF ISSUANCE:  October 29, 1998

         THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

                    KNOW ALL MEN BY THESE PRESENTS that the THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE (the "Board"), for value received, promises to pay from the source and as hereinafter provided, to CEDE & CO. or registered assigns, on the maturity date hereof (or upon prior redemption as hereinafter provided), upon surrender hereof, the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000), and in like manner to pay interest on said sum at the rate described below on the first day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day and on the Conversion Date (hereinafter defined), commencing December 1, 1998 (each an "Interest Payment Date"), from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication hereof, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from the date of issuance set forth above (the "Date of Issuance"), until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Bond is authenticated after any date which is the seventh calendar day next preceding any Interest Payment Date (a "Record Date") and before the following Interest Payment Date, this Bond shall bear interest from such Interest Payment Date; provided, however, that if the Board shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Date of Issuance. The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of First Union National Bank (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture, dated as of October 1, 1998, between the Board and the Trustee (which, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such registered Owner at his address as it appears on the registration books of the Board or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture; provided, that such interest shall be paid by wire transfer to: (i) the Bank; and (ii) any Holder of at least $1,000,000 in aggregate principal amount of Bonds, if the Holder makes a written request of the Trustee at least 15 days before a Record Date specifying the account address and wiring instructions. Such a request may provide that it will remain in effect for subsequent interest payments until changed or revoked by written notice to the Trustee or upon the transfer or re-registration of the Bond.

          The purchase price (the amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to the terms of the Indenture plus accrued and unpaid interest thereon to the date of purchase (the "Purchase Price") of this Bond shall be payable by First Union National Bank (together with any successor Tender Agent, the "Tender Agent") to the registered Owner hereof at the principal corporate trust office of the Tender Agent. As used herein, the term "Business Day" means any day other than: (i) a Saturday or Sunday; (ii) a legal holiday or any day on which banking institutions in the State of New York, the State of Alabama, the City of New York, or the city in which the principal office of the Trustee, the Tender Agent or the Bank are authorized to remain closed; or (iii) a day on which the New York Stock Exchange is closed.

         This Bond is one of the duly authorized bonds designated as the Tax-Exempt Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (Central CPVC Corporation Project) Series of 1998 of the Board issued in the aggregate principal amount of $7,500,000 (herein referred to as the "Bonds") under and by virtue of Act No. 648 adopted at the 1949 Regular Session of the Legislature of the State of Alabama, approved September 19, 1949, as amended (said Act being codified as Section 11-54-80, et seq., Code of Alabama, 1975) (the "Act"), and by virtue of a resolution duly adopted by the Board of Directors of the Board (the "Bond Resolution"), and equally and ratably secured under the Indenture, for the purpose of raising funds to refund a bond which was issued to finance a portion of the costs of a project consisting of (i) the acquisition, construction, and equipping a manufacturing facility for the manufacture of CPVC pipe and fittings for the fire protection industry to be located at the Premises; and (ii) the payment of a portion of the costs of issuance of the Bonds (the "Project"). Pursuant to an Amended and Restated Lease Agreement, dated as of October 1, 1998 (the "Agreement") by and between the Board and Central CPVC Corporation, an Alabama corporation (the "Company"), lease payments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds are to be paid to the Trustee for the account of the Board and deposited in the Bond Fund established by the Indenture and have been duly pledged for that purpose, all to the extent and in the manner provided in the Indenture.

         The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Company to the Board under the Agreement (other than certain indemnification payments and the payment of certain expenses of the Board) are assigned to the Trustee to secure the payment of the principal and Purchase Price of, and premium, if any, and interest on the Bonds and certain costs, fees and expenses of the Trustee. The Company has caused to be delivered to the Trustee an irrevocable direct pay letter of credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by First Union National Bank (in such capacity, the "Bank") and dated the Date of Issuance of the Bonds, which will expire, unless earlier terminated or extended, on March 31, 2001. Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank, savings and loan association or savings bank. Under the Letter of Credit, the Trustee will be entitled to draw up to an amount sufficient to pay: (a) the principal of the Bonds or the portion of the Purchase Price corresponding to the principal of the Bonds; and (b) accrued interest (at the maximum rate of 15% per annum based on 365/366 day year and the actual number of days elapsed) on the Bonds or the portion of the Purchase Price of the Bonds corresponding to accrued interest thereon.

         Reference is hereby made to the Indenture, the Agreement and the Letter of Credit for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Board, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

         This Bond shall bear interest as follows:

                    (A) From the Date of Issuance of this Bond to the Conversion Date, this Bond shall bear interest at the "Floating Rate." The "Floating Rate" shall be a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent (hereinafter defined), to sell the Bonds on any Business Day at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon. The Floating Rate shall be determined weekly by First Union Capital Markets, a Division of Wheat First Securities, Inc., Reading, Pennsylvania (the "Remarketing Agent") by 9:30 a.m. on each Wednesday (or if such Wednesday is not a Business Day, on the next succeeding Business Day) and shall be effective on such Wednesday for the immediately following Weekly Period (as hereinafter defined), all as more fully set forth in the Indenture. The determination of the Floating Rate shall be conclusive and binding upon the Board, the Trustee, the Letter of Credit Bank, the Bank, the Company, the Remarketing Agent, the Tender Agent and the Owners of this Bond.

                    Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed 15% per annum.

                    (B) The Bonds shall bear interest at the "Fixed Rate" from and after the Conversion Date. In such event, the Fixed Rate shall be applicable until the maturity of the Bonds. The "Fixed Rate" shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the 5th Business Day preceding the Conversion Date, at a price of par without discount or premium.

         Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365/366-day year, actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

         As used herein, the term "Conversion Date" means the Optional Conversion Date; the term "Letter of Credit Termination Date" means the later of: (i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms; or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit (as such phrase is defined in the Indenture); the term "Optional Conversion Date" means that date on or after December 1, 1998 which shall be a Business Day, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option; the term "Conversion Option" means the option granted to the Company in the Indenture pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date; the term "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to the Indenture or with respect to which the Demand Purchase Option has been exercised, plus accrued and unpaid interest thereon to the date of purchase.

         The interest rate on the Bonds may be converted from the Floating Rate to the Fixed Rate upon satisfaction of certain conditions and notice given by the Trustee at the direction of the Company to the Owners of the Bonds at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date in accordance with the requirements of the Indenture, and the Bonds shall be subject to mandatory tender by the Owners thereof on the Conversion Date. On and after the Conversion Date, the Demand Purchase Option will not be available to the Owners of the Bonds. On or prior to the Conversion Date, an Owner of Bonds, shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Conversion Date to the Owners of Bonds as of the Conversion Date. Any Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Optional Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of the Bonds, the Company, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth Business Day prior to the proposed Conversion Date and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind the optional conversion by such time. The Company shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the then current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate until any subsequent Conversion Date effected in accordance with the Indenture. As used herein, "Weekly Period" means, while this Bond bears interest at the Floating Rate, the weekly period that begins on and includes Wednesday of each calendar week and ends at the close of business on Tuesday of the next succeeding week.

         At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver a replacement Bond evidencing interest payable at the Fixed Rate.

         Prior to the Conversion Date, this Bond shall be purchased, at the option of the Owner hereof ("Demand Purchase Option") at the Purchase Price, upon:

                    (a) delivery by such Owner to the Trustee and the Tender Agent at their principal corporate trust office and Delivery Office (hereinafter defined) respectively, and to the Remarketing Agent at its principal office of a notice (a "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states: (i) the aggregate principal amount and the bond numbers of Bonds to be purchased; and (ii) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date;

                    (b) if such Bonds are to be purchased prior to an Interest Payment Date and after the Record Date in respect thereof, delivery to the Tender Agent together with the Demand Purchase Notice described in (a) above, of a non-recourse due-bill, payable to bearer, for interest due on such Interest Payment Date; and

                    (c) delivery to the Tender Agent at its Delivery Office (hereinafter defined) at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

         Any Bond as to which a Demand Purchase Notice has been delivered pursuant to (a) above, must be delivered to the Tender Agent as provided in (c) above, and any such Bonds not so delivered ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, in the event any Bond as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in (c) above, although such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of the Indenture.

         The Agreement provides that the Company, upon satisfaction of certain conditions precedent, may, at any time, at its option, provide for the delivery to the Trustee of a Substitute Letter of Credit. The Bonds shall be subject to mandatory tender by the Owners thereof on the date of delivery of the Substitute Letter of Credit (the "Substitution Date"). On or prior to the Substitution Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Substitution Date to the Owners of Bonds as of the Substitution Date. Any Bonds not delivered to the Tender Agent on or prior to the Substitution Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFIT OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Any delivery of a notice required to be made to the Trustee at its principal corporate trust office pursuant to (a) above shall be delivered to the Trustee at 123 South Broad Street, Philadelphia, Pennsylvania 19109, Attention:
Corporation Trust Administration or to the office designated for such purpose by any successor Trustee; any delivery of a notice required to be made to the Remarketing Agent at its principal office pursuant to (a) above shall be delivered to the Remarketing Agent at Second Floor South, 600 Penn Street, Reading, Pennsylvania 19602, Attention: First Union Capital Markets, Sales and Underwriting Department, or to the office designated for such purpose by any successor Remarketing Agent; and any delivery of Bonds required to be made to the Tender Agent pursuant to (b) above shall be delivered to the Tender Agent at 123 South Broad Street, Philadelphia, Pennsylvania 19109, Attention: Corporation Trust Administration or to the office designated for such purpose by any successor Tender Agent (the "Delivery Office").

         Notwithstanding any provision herein to the contrary, so long as this Bond is subject to a system of book-entry transfers, any requirement for the delivery of Bonds to the Tender Agent in connection with an optional or mandatory tender shall be deemed satisfied upon the transfer, on the registration books of DTC, of the beneficial ownership interests in the Bonds tendered for purchase to the account of the Tender Agent, or a Participant (as such term is defined in the Indenture) acting on behalf of or at the discretion of such Tender Agent.

         Pursuant to the Act, neither the members of the Board nor any person executing bonds for the Board shall be liable personally on said bonds by reason of the issuance thereof.

         The Bonds Outstanding from time to time are limited and special obligations of the Board, the principal of, premium, if any, and interest on which are payable solely from the amounts to be paid under the Agreement and otherwise as provided in the Indenture and in the Agreement, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and shall not be deemed to constitute a general obligation or liability of the Board, its officers of employees. NEITHER THE CITY OF HUNTSVILLE NOR THE STATE OF ALABAMA IS OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE CITY OF HUNTSVILLE NOR THE STATE OF ALABAMA IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS NOT AND SHALL NOT BE IN ANY WAY A DEBT OR LIABILITY OF THE CITY OF HUNTSVILLE, THE STATE OF ALABAMA OR OF ANY POLITICAL SUBDIVISION THEREOF AND DOES NOT AND SHALL NOT CREATE OR CONSTITUTE ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF THE CITY OF HUNTSVILLE, STATE OF ALABAMA OR OF ANY POLITICAL SUBDIVISION THEREOF WHETHER LEGAL, MORAL OR OTHERWISE. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE BOARD, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE BOARD PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THE BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE BOARD. THE BOARD HAS NO TAXING POWER.

         This Bond is transferable by the Registered Owner hereof in person or by his attorney duly authorized in writing, at the principal corporate trust office of the Trustee or at the Delivery Office of the Tender Agent or that of any successor Tender Agent, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Board, the Tender Agent and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Board, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.

         Prior to the Conversion Date: (i) the Bonds are issuable as fully registered bonds without coupons in the denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) the Bonds may not be issued, exchanged or transferred except in authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, the Bonds shall be issuable as fully registered bonds without coupons in the denominations of $5,000 or any integral multiple thereof.

                              Mandatory Redemption

         The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth
(30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

         The Bonds are also subject to mandatory redemption, in whole, at any time, within one hundred eighty (180) days after the Trustee receives notice of the occurrence of a "Determination of Taxability" (as such phrase is hereinafter defined), at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

         "Event of Taxability" with respect to any Bond means a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstance (including without limitation the fact that any representations or warranties of the Company or the Board made in connection with the issuance of any Bond is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder (the "Code") other than by reason that such interest: (i) is includable in the gross income of an Owner or former Owner of any Bond while such Owner or former Owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project Facilities (as such terms are used in Section 147(a)(1) of the Code); or (ii) is deemed an item of tax preference including, without limitation, an item subject to any alternative minimum tax.

         "Determination of Taxability" with respect to any Bond shall be deemed to have been made upon the first to occur of the following events:

                    (i) the date on which the Company determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

                    (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

                    (iii) the date on which the Trustee or the Company is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

                    (iv) the date the Trustee shall have received written notice from any owner of the Bonds that such owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

                    (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred;

provided, however, that (x) no Determination of Taxability described in each of clause (i), (ii), (iii), (iv) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion of nationally recognized bond counsel satisfactory to the Trustee, in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (y) no Determination of Taxability described in each of clauses (i), (ii), (iii), (iv) or (v) above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or canceled.

                        Mandatory Sinking Fund Redemption

         The Bonds are subject to mandatory sinking fund redemption on the Interest Payment Date occurring in the month of September in each of the years set forth below commencing on the Interest Payment Date occurring in September of 1998 (each, a "Mandatory Sinking Account Fund Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                                 Mandatory Sinking
                              Year                Fund Payments
                              ----                -------------
                              2000                   $560,000
                              2001                   $560,000
                              2002                   $560,000
                              2003                   $560,000
                              2004                   $560,000
                              2005                   $560,000
                              2006                   $560,000
                              2007                   $560,000
                              2008                   $560,000
                              2009                   $575,000
                              2010                   $580,000
                              2011                   $580,000
                              2012                   $580,000
                              2013                   $145,000*

*Final maturity of the Bonds is January 1, 2013


                               Optional Redemption

         On or prior to the Conversion Date, the Bonds are subject to redemption by the Board, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         No such optional redemption shall occur unless there shall be available in the Bond Fund established under the Indenture sufficient Available Moneys (as defined in the Indenture) to pay all amounts due with respect to such a redemption.

         In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

         If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot. Prior to the Conversion Date, in case a Bond is of a denomination larger than $100,000, a portion of such Bond ($100,000 or any integral multiple of $5,000 in excess thereof) may be redeemed, but Bonds shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple in excess of $100,000.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State, particularly the Act, and by appropriate action duly taken by the Board which authorizes the execution and delivery of the Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

         Notwithstanding anything to the contrary contained herein or in the Indenture, the Agreement, or in any other instrument or document executed by or on behalf of the Board in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Board, or of any successor to the Board, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Board or any successor to the Board, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Board and the rights of the Owners of the Bonds at any time by the Board with the consent of the Company, the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Company, the Bank and the holders of all Bonds at the time outstanding shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Board, does not exceed or violate any constitutional or statutory limitation.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

         IN WITNESS WHEREOF, The Industrial Development Board of the City of Huntsville has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman, and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary all as of the date first above written.

                                 THE INDUSTRIAL DEVELOPMENT
                                 BOARD OF THE CITY OF HUNTSVILLE



Attest:                          By

(SEAL)
                     (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

                                 FIRST UNION NATIONAL BANK,
                                   as Trustee and Tender Agent


                                 By:
                                 Authorized Representative

Date of Authentication:

                               (Form for Transfer)


         FOR VALUE RECEIVED, _________________, the undersigned, hereby sells, assigns and transfers unto (Tax Identification or Social Security
No._______________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated


NOTICE: Signature(s) must be
guaranteed by an approved eligible
guarantor institution, an institution
which is participant in a Securities
Transfer Association recognized
signature guarantee program.


NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                   EXHIBIT "B"

                            (FIXED RATE FORM OF BOND)


         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Board or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner (the "Registered Owner") hereof, Cede & Co., has an interest herein.

                    NEITHER THE CITY OF HUNTSVILLE NOR THE STATE OF ALABAMA IS OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE CITY OF HUNTSVILLE OR THE STATE OF ALABAMA IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR PREMIUM, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE BOARD, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE BOARD PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE BOARD. THE BOARD HAS NO TAXING POWER.


           THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE

                   TAX-EXEMPT VARIABLE RATE DEMAND/FIXED RATE
                             REFUNDING REVENUE BOND

                       (CENTRAL CPVC CORPORATION PROJECT)
                                 SERIES OF 1998


No. FR-                                                    $
Interest Rate:                                             CUSIP

                  KNOW ALL MEN BY THESE PRESENTS that THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HUNTSVILLE (the "Board"), for value received, promises to pay from the source and as hereinafter provided, to CEDE & CO. or registered assigns, on ____________________, upon surrender hereof, the principal sum of Dollars, and in like manner to pay interest (calculated on the basis of a 360-day year of twelve 30 day months) on said sum at the rate per annum set forth above on July 1 and January 1 of each year, commencing , (each an "Interest Payment Date") from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of authentication hereof or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from the Conversion Date (as defined in the Indenture, as hereinafter defined), until payment of the principal hereof has been made or duly provided for. Notwithstanding the foregoing, if this Bond is authenticated after any date which is the fifteenth day next preceding any Interest Payment Date (a "Record Date") and before the following Interest Payment Date, this Bond shall bear interest from such Interest Payment Date; provided, however, that if the Board shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding interest payment date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Date of Issuance. The principal of this Bond is payable in lawful money of the United States of America at the principal corporate trust office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture, dated as of October 1, 1998 between the Board and the Trustee (which Indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the applicable Record Date and shall be paid by check mailed by the Trustee to such address as it appears on the registration books of the Board or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture; provided, that such interest shall be paid by wire transfer to:
(i) the Bank; and (ii) any Holder of at least $1,000,000 in aggregate principal amount of Bonds, if the Holder makes a written request of the Trustee at least 15 days before a Record Date specifying the account address and wiring instructions. Such a request may provide that it will remain in effect for subsequent interest payments until changed or revoked by written notice to the Trustee or upon the transfer or re-registration of the Bond.


          As used herein, the term "Business Day" means a day which is not a Saturday, Sunday or legal holiday on which banking institutions in the State of New York, State of Alabama, the City of New York, or the city in which the principal office of the Trustee, the Tender Agent or the Bank are authorized to remain closed or on which the New York Stock Exchange is closed.

         This Bond is one of the duly authorized bonds designated as the Tax-Exempt Variable Rate Demand/Fixed Rate Refunding Revenue Bonds (Central CPVC Corporation Project) Series of 1998 of the Board issued in the original aggregate principal amount of $7,500,000 (herein referred to as the "Bonds") under and by virtue of Act No. 648 adopted at the 1949 Regular Session of the Legislature of the State of Alabama, approved September 19, 1949, as amended (said Act being codified as Section 11-54-80, et seq., Code of Alabama, 1975) (the "Act"), and by virtue of a resolution duly adopted by the Board (the "Bond Resolution"), and equally and ratably secured under the Indenture, for the purpose of raising funds to refund a bond issued to finance a portion of the costs of a project consisting of (i) the acquisition, construction, and equipping a manufacturing facility for the manufacture of CPVC pipe and fittings for the fire protection industry to be located at the Premises; and (ii) the payment of a portion of the costs of issuance of the Bonds (the "Project"). Pursuant to an Amended and Restated Lease Agreement, dated as of October 1, 1998 (the "Agreement") by and between the Board and Central CPVC Corporation, an Alabama corporation (the "Company"), lease payments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds are to be paid to the Trustee for the account of the Board and deposited in the Bond Fund established by the Indenture and have been duly pledged for that purpose, all to the extent and in the manner provided in the Indenture.

         The Bonds are ratably secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Company to the Board under the Agreement (other than certain indemnification payments and the payment of certain expenses of the Board) are assigned to the Trustee to secure the payment of the principal of and premium, if any, and interest on the Bonds.

         Reference is hereby made to the Indenture and the Agreement for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Board, the Trustee and the Owners of the Bonds, and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

         Pursuant to the Act, neither the members of the Board nor any person executing bonds for the Board shall be liable personally on said bonds by reason of the issuance thereof.

         The Bonds Outstanding from time to time are limited and special obligations of the Board, the principal of, premium, if any, and interest on which are payable solely from the amounts to be paid under the Agreement and otherwise as provided in the Indenture and in the Agreement, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and shall not be deemed to constitute a general obligation or liability of the Board, its officers of employees. NEITHER THE CITY OF HUNTSVILLE NOR THE STATE OF ALABAMA IS OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE CITY OF HUNTSVILLE OR THE STATE OF ALABAMA IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS NOT AND SHALL NOT BE IN ANY WAY A DEBT OR LIABILITY OF THE CITY OF HUNTSVILLE OR THE STATE OF ALABAMA OR OF ANY POLITICAL SUBDIVISION THEREOF AND DOES NOT AND SHALL NOT CREATE OR CONSTITUTE ANY INDEBTEDNESS, LIABILITY OR OBLIGATION OF THE CITY OF HUNTSVILLE OR THE STATE OF ALABAMA OR OF ANY POLITICAL SUBDIVISION THEREOF WHETHER LEGAL, MORAL OR OTHERWISE. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE BOARD, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE BOARD PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THE BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE BOARD. THE BOARD HAS NO TAXING POWER.

         This Bond is transferable by the Registered Owner hereof in person or by his attorney duly authorized in writing, at the principal corporate trust office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Board and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Board nor the Trustee shall be bound by any notice or knowledge to the contrary.

         The Bonds shall be issuable as fully registered Bonds without coupons in the denomination of $5,000 or any integral multiple thereof.

                            Extraordinary Redemption

         The Bonds are callable for redemption in the event: (1) the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.4 of the Agreement; or (2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.4 of the Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Board on any interest payment date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.



                              Mandatory Redemption

         The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100% of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth
(30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

         The Bonds are also subject to mandatory redemption, in whole, at any time, within one hundred eighty (180) days after the Trustee receives notice of the occurrence of a "Determination of Taxability" (as hereinafter defined), at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

         "Event of Taxability" with respect to any Bond means a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstance (including without limitation the fact that any representations or warranties of the Company or the Board made in connection with the issuance of any Bond is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder (the "Code") other than by reason that such interest: (i) is includable in the gross income of an Owner or former Owner of any Bond while such Owner or former Owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project Facilities (as such terms are used in Section 147(a)(1) of the Code); or (ii) is deemed an item of tax preference including, without limitation, an item subject to any alternative minimum tax.

         "Event of Taxability" means, with respect to any Bond shall be deemed to have been made upon the first to occur of the following events:

                    (i) the date on which the Company determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

                    (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

                    (iii) the date on which the Trustee or the Company is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

                    (iv) the date the Trustee shall have received written notice from any owner of the Bonds that such owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

                    (v) the date the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred;

provided, however, that (x) no Determination of Taxability described in each of clauses (i), (ii), (iii), (iv) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion of other nationally recognized bond counsel satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, and in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (y) no Determination of Taxability described above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or canceled.

                        Mandatory Sinking Fund Redemption

         The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of September in each of the years set forth below commencing on the Interest Payment Date occurring in September of 1998 (each, a "Mandatory Sinking Fund Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                                 Mandatory Sinking
                              Year                 Fund Payments
                              ----                 -------------
                              2000                   $560,000
                              2001                   $560,000
                              2002                   $560,000
                              2003                   $560,000
                              2004                   $560,000
                              2005                   $560,000
                              2006                   $560,000
                              2007                   $560,000
                              2008                   $560,000
                              2009                   $575,000
                              2010                   $580,000
                              2011                   $580,000
                              2012                   $580,000
                              2013                   $145,000*


*Final maturity of the Bonds is January 1, 2013

                               Optional Redemption

         If the length of time from the Conversion Date to the final maturity date of the Bonds is seven (7) years or more, the Bonds are subject to redemption by the Board, at the option of the Company, on or after the fifth
(5th) anniversary of the Conversion Date, in whole at any time or in part on any Interest Payment Date, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

         In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price, shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if moneys sufficient for such redemption have been deposited with the Trustee.

         If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State, particularly the Act, and by appropriate action duly taken by the Board which authorizes the execution and delivery of the Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

         Notwithstanding anything to the contrary contained herein or in the Indenture, the Agreement, or in any other instrument or document executed by or on behalf of the Board in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Board, or of any successor to the Board, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or obligations, nor shall any recourse be had for the payment of the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Board or any successor to the Board, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Board and the rights of the Owners of the Bonds at any time by the Board with the consent of the Company, the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Company, the Bank and the holders of all Bonds shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Board does not exceed or violate any constitutional or statutory limitation.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or a duly appointed authenticating agent pursuant to the Indenture.

         IN WITNESS WHEREOF, The Industrial Development Board of the City of Huntsville has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Date of Issuance.

                           THE INDUSTRIAL DEVELOPMENT BOARD
                                   OF THE CITY OF HUNTSVILLE


Attest:                             By:

(SEAL)

                     (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

                                   FIRST UNION NATIONAL BANK, as Trustee



                                   By
                                           Authorized Representative

Date of Authentication:

                               (Form for Transfer)

         FOR VALUE RECEIVED, , the undersigned, hereby sells, assigns and transfers unto (Tax Identification or Social Security No. ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints attorney to transfer the within Bond on the books kept for registration thereof with full power of substitution in the premises.




Dated:
NOTICE: Signature(s) must be guaranteed
by an approved eligible guarantor
institution, an institution which is
participant in a Securities Transfer
Association recognized signature
guarantee program.


NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.